                                               Filed Pursuant to Rule 433
                                               Registration File No.: 333-130786

MAY 26, 2006                                                   JPMCC 2006-CIBC15

--------------------------------------------------------------------------------

                     STRUCTURAL AND COLLATERAL INFORMATION

--------------------------------------------------------------------------------

                           --------------------------

                                 $1,943,542,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST
                                   2006-CIBC15
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2006-CIBC15

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.
                                    CIBC INC.
                              Mortgage Loan Sellers

JPMORGAN                                                      CIBC WORLD MARKETS

                                 MORGAN STANLEY

This material is for your information, and none of J.P. Morgan Securities Inc.,
CIBC World Markets Corp. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130786) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus)
and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the "Preliminary Free Writing
Prospectus") dated May 26, 2006.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

-------------------------------------------------------------------------------------------------------------------------------
                                                         KEY FEATURES
-------------------------------------------------------------------------------------------------------------------------------

      CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                               CIBC World Markets Corp.
      CO-MANAGER:              Morgan Stanley & Co. Incorporated
      MORTGAGE LOAN SELLERS:   CIBC Inc. (50.7%)
                               JPMorgan Chase Bank, N.A. (49.3%)
      MASTER SERVICER:         Wells Fargo Bank, N.A.
      SPECIAL SERVICER:        J.E. Robert Company, Inc.
      TRUSTEE:                 LaSalle Bank National Association
      RATING AGENCIES:         Moody's Investors Service, Inc.
                               Fitch, Inc.
      PRICING DATE:            On or about June 7, 2006
      CLOSING DATE:            On or about June 20, 2006
      CUT-OFF DATE:            With respect to each mortgage loan, the related due date of the mortgage loan in June 2006, or with respect to those loans that were originated in May 2006 and have their first due date in
                               July 2006, June 1, 2006, or, with respect to those mortgage loans that were originated in
                               June 2006 and have their first due date in either July 2006 or August 2006, the origination date.
      DISTRIBUTION DATE:       12th of each month, or if the 12th day is not a business day, on the next succeeding business day, beginning in July 2006.
      PAYMENT DELAY:           11 days
      TAX STATUS:              REMIC
      ERISA CONSIDERATION:     It is expected that the Offered Certificates will be ERISA eligible.
      OPTIONAL TERMINATION:    1.0% (Clean-up Call)
      MINIMUM DENOMINATIONS:   $10,000 for each Class of Certificates other than the Class X-1 and Class X-2 certificates and, with respect to the Class X-1 and Class X-1 certificates, $1,000,000.
      SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

------------------------------------------------------------------------------------------------------------------------
                                               COLLATERAL CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------
      COLLATERAL CHARACTERISTICS                               MORTGAGE LOANS       LOAN GROUP 1       LOAN GROUP 2
      --------------------------                               --------------      --------------      ------------

      INITIAL POOL BALANCE (IPB):                              $2,118,302,787      $1,886,407,079      $231,895,708
      NUMBER OF MORTGAGE LOANS:                                           122                  96                26
      NUMBER OF MORTGAGED PROPERTIES:                                     168                 137                31
      AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:             $17,363,138         $19,650,074        $8,919,066
      AVERAGE CUT-OFF DATE BALANCE PER MORTGAGED PROPERTY:        $12,608,945         $13,769,395        $7,480,507
      WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                    6.0934%             6.1263%           5.8259%
      WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                          1.32x               1.31x             1.33x
      WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                73.3%               73.5%             71.7%
      WEIGHTED AVERAGE MATURITY DATE LTV(1):                            66.2%               66.5%             63.2%
      WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):        120 months          120 months        118 months
      WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(2):     353 months          352 months        360 months
      WEIGHTED AVERAGE SEASONING (MONTHS):                            1 month             1 month          2 months
      10 LARGEST MORTGAGE LOANS AS % OF IPB:                            43.2%               48.5%             68.7%
      % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                         23.4%               25.7%              4.8%
      % OF MORTGAGED PROPERTIES WITH SINGLE TENANTS:                    19.9%               22.4%              0.0%

___________________
(1)   Excludes the fully amortizing mortgage loans.

(2)   Excludes mortgage loans that are interest only for the entire term.

                                     2 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

---------------------------------------------------------------------------------------------------------------------
             EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT       EXPECTED WEIGHTED      EXPECTED PAYMENT
CLASS        (MOODY'S/FITCH)           AMOUNT(1)        (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)        WINDOW(3)
---------------------------------------------------------------------------------------------------------------------

A-1              Aaa/AAA               $74,366,000           30.000%              3.08               7/06 -- 4/11
A-3              Aaa/AAA               $73,671,000           30.000%              6.98               6/13 -- 6/13
A-4              Aaa/AAA            $1,001,834,000           30.000%              9.84               9/15 -- 6/16
A-SB             Aaa/AAA              $101,045,000           30.000%              7.15               4/11 -- 9/15
A-1A             Aaa/AAA              $231,895,000           30.000%              9.39               7/06 -- 6/16
A-M              Aaa/AAA              $211,831,000           20.000%              9.98               6/16 -- 6/16
A-J              Aaa/AAA              $164,168,000           12.250%              9.98               6/16 -- 6/16
B                 Aa2/AA               $37,070,000           10.500%              9.98               6/16 -- 6/16
C                Aa3/AA-               $15,888,000            9.750%              9.98               6/16 -- 6/16
D                  A2/A                $31,774,000            8.250%              9.98               6/16 -- 6/16
X-1              Aaa/AAA            $2,118,302,786             N/A                 N/A                   N/A
X-2              Aaa/AAA            $2,069,359,000             N/A                 N/A                   N/A
--------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES

---------------------------------------------------------------------------------------------------------------------
             EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
CLASS        (MOODY'S/FITCH)          AMOUNT(1)        (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)        WINDOW(3)
---------------------------------------------------------------------------------------------------------------------

E                 A3/A-                $26,479,000            7.000%               N/A                    N/A
F               Baa1/BBB+              $29,127,000            5.625%               N/A                    N/A
G                Baa2/BBB              $26,479,000            4.375%               N/A                    N/A
H               Baa3/BBB-              $21,183,000            3.375%               N/A                    N/A
J                Ba1/BB+                $7,943,000            3.000%               N/A                    N/A
K                 Ba2/BB               $10,592,000            2.500%               N/A                    N/A
L                Ba3/BB-                $7,943,000            2.125%               N/A                    N/A
M                 B1/B+                 $2,648,000            2.000%               N/A                    N/A
N                  B2/B                 $5,296,000            1.750%               N/A                    N/A
P                 B3/B-                 $5,296,000            1.500%               N/A                    N/A
NR                NR/NR                $31,774,786             N/A                 N/A                    N/A
---------------------------------------------------------------------------------------------------------------------

(1)   Approximate, subject to a permitted variance of plus or minus 10%.

(2)   The credit support percentages set forth for Class A-1, Class A-3, Class
      A-4, Class A-SB and Class A-1A certificates are represented in the aggregate.

(3)   The weighted average life and period during which distributions of principal would be received with respect to each class of certificates are based on the assumptions set forth under "Yield and Maturity
      Considerations-Weighted Average Life" in the free writing prospectus, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o     Interest payments will be made concurrently to the Class A-1, A-3, A-4,
      A-SB, A-1A, X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-M Certificates and then, after payment of the principal distribution amount to such
      Class, to the Class A-J Certificates and then, after payment of the principal distribution amount to such Class, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR
      Certificates.

o     The pass-through rates on the Class A-1, A-3, A-4, A-SB, A-1A, A-M, A-J,
      B, C, D, E, F, G, H, J, K, L, M, N, P and Class NR Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months),
      (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class
      X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o     All Classes will accrue interest on a 30/360 basis.

o     Generally, the Class A-1, A-3, A-4, A-SB and A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class
      A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balances of the Class A-4 and Class A-SB
      Certificates have been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M Certificates through
      Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-3, A-4,
      A-SB and A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except the Class A-SB
      Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the free writing prospectus). After the certificate balances of the Class A-1, A-3, A-4,
      A-SB and A-1A Certificates have been reduced to zero, principal payments will be paid sequentially to the Class A-M, A-J, B, C, D, E, F, G, H, J,
      K, L, M, N, P and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and Class X-2
      Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o     Losses will be borne by the Classes (other than the Class X-1 and X-2
      Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-M Certificates, and then pro rata to the Class A-1,
      Class A-3, Class A-4, A-SB and Class A-1A Certificates (without regard to the Class A-SB planned principal balance).

o     Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates (other than the Class X-1 and X-2 Certificates) and the Class
      E, F, G and H Certificates in the following manner: the holders of each class of offered certificates (other than the Class X-1 and X-2
      Certificates) and the Class E, F, G and H Certificates will receive (with respect to the related loan group, if applicable in the case of the Class
      A-1, A-3, A-4, A-SB and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class
      X-1 Certificates).

                Group Principal Paid to Class      (Pass-Through Rate on Class -- Discount Rate)
  YM Charge  x  ------------------------------  x  ----------------------------------------------
                  Group Total Principal Paid          (Mortgage Rate on Loan -- Discount Rate)

o     Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

o     The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
      P&I Advance will be reduced in proportion to such adjustment.
-------------------------------------------------------------------------------

                                    4 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    5 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF PRINCIPAL BALANCES                     LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

$2,035,000 - $2,999,999                            7                   $16,417,257       0.8%    71.0%       1.27x
$3,000,000 - $3,999,999                            7                    23,968,863       1.1     69.2%       1.35x
$4,000,000 - $4,999,999                           10                    44,381,124       2.1     75.5%       1.28x
$5,000,000 - $6,999,999                           21                   126,351,455       6.0     72.2%       1.33x
$7,000,000 - $9,999,999                           22                   182,060,311       8.6     72.8%       1.35x
$10,000,000 - $14,999,999                         21                   254,019,053      12.0     70.3%       1.37x
$15,000,000 - $24,999,999                         15                   272,675,756      12.9     71.4%       1.31x
$25,000,000 - $49,999,999                         11                   366,888,967      17.3     76.3%       1.31x
$50,000,000 - $149,999,999                         7                   538,840,000      25.4     73.3%       1.31x
$150,000,000 - $292,700,000                        1                   292,700,000      13.8     75.1%       1.28x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:                    $17,363,138
AVERAGE BALANCE PER PROPERTY:                $12,608,945
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MORTGAGE INTEREST RATES                LOANS            PRINCIPAL BALANCE      IPB       LTV        DSCR
------------------------------------------------------------------------------------------------------------------

5.3400% - 5.4999%                                  8                  $115,963,039       5.5%    70.0%       1.36x
5.5000% - 5.9999%                                 64                   654,170,179      30.9     73.4%       1.33x
6.0000% - 6.4999%                                 44                 1,201,149,249      56.7     74.4%       1.31x
6.5000% - 7.3800%                                  6                   147,020,321       6.9     66.5%       1.24x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
WA INTEREST RATE:                              6.0934%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        ORIGINAL TERM TO MATURITY IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO                    NUMBER OF                                 % OF     WA         WA UW
MATURITY/ARD                                    LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

60 - 72                                            1                   $11,000,000       0.5%    59.8%       1.14x
73 - 84                                            1                    77,000,000       3.6     65.8%       1.20x
85 - 120                                         112                 1,921,922,228      90.7     73.8%       1.32x
121 - 180                                          5                    64,606,982       3.0     74.5%       1.27x
181 - 240                                          3                    43,773,578       2.1     68.1%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                           121
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
GEOGRAPHIC LOCATION                          PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA                               1                  $292,700,000      13.8%    75.1%       1.28x
CALIFORNIA                                        11                   155,828,022       7.4     72.7%       1.21x
  NORTHERN CALIFORNIA                              1                    35,935,163       1.7     74.2%       1.21x
  SOUTHERN CALIFORNIA                             10                   119,892,859       5.7     72.2%       1.22x
TEXAS                                             18                   139,393,086       6.6     73.6%       1.28x
NEW YORK                                          11                   138,081,000       6.5     70.8%       1.23x
WISCONSIN                                          9                   118,986,818       5.6     77.4%       1.29x
OTHER                                            118                 1,273,313,861      60.1     72.9%       1.35x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          168                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF                                   % OF      WA         WA UW
RANGE OF UW DSCRS                             LOANS              PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1.06X - 1.19X                                     13                  $164,616,625       7.8%    75.9%       1.16x
1.20X - 1.29X                                     66                 1,319,588,162      62.3     75.1%       1.25x
1.30X - 1.39X                                     16                   227,017,881      10.7     73.6%       1.34x
1.40X - 1.49X                                     11                   152,841,978       7.2     68.4%       1.43x
1.50X - 1.69X                                      9                   198,422,613       9.4     67.7%       1.57x
1.70X - 1.99X                                      2                    11,605,529       0.5     63.4%       1.88x
2.00X - 2.49X                                      4                    36,210,000       1.7     55.9%       2.13x
2.50X - 2.60X                                      1                     8,000,000       0.4     49.4%       2.60x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
WA UW DSCR:                                     1.32X
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    REMAINING TERMS TO MATURITY DATE IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO                 NUMBER OF                                   % OF     WA         WA UW
MATURITY                                      LOANS              PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

58 - 60                                            1                   $11,000,000       0.5%    59.8%       1.14x
61 - 84                                            1                    77,000,000       3.6     65.8%       1.20x
85 - 120                                         114                 1,937,507,960      91.5     73.8%       1.32x
121 - 180                                          3                    49,021,249       2.3     73.3%       1.27x
181 - 240                                          3                    43,773,578       2.1     68.1%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
WA REMAINING TERM:                               120
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    PROPERTY TYPE DISTRIBUTION(1)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF              PRINCIPAL      % OF          WA         WA U
PROPERTY TYPE                SUB PROPERTY TYPE              PROPERTIES              BALANCE       IPB           LTV        DSCR
--------------------------------------------------------------------------------------------------------------------------------

OFFICE                       CBD                                 7               $415,603,014     19.6%        75.4%       1.26x
                             Suburban                           30                337,800,568     15.9         73.9%       1.28x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                        37               $753,403,582     35.6%        74.7%       1.27x
--------------------------------------------------------------------------------------------------------------------------------
RETAIL                       Anchored                           37               $368,162,094     17.4%        74.7%       1.34x
                             Unanchored                         12                 72,458,340      3.4         72.1%       1.20x
                             Shadow Anchored                     2                 13,550,000      0.6         78.3%       1.29x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                        51               $454,170,433     21.4%        74.4%       1.32x
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                   Warehouse/Distribution             22               $242,829,838     11.5%        75.8%       1.26x
                             Flex                                8                134,895,292      6.4         69.6%       1.26x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                        30               $377,725,130     17.8%        73.6%       1.26x
--------------------------------------------------------------------------------------------------------------------------------
HOTEL                        Full Service                        8               $224,183,647     10.6%        69.6%       1.49x
                             Limited Service                     5                 39,897,557      1.9         66.1%       1.49x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                        13               $264,081,204     12.5%        69.1%       1.49x
--------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY                  Garden                             23               $201,163,508      9.5%        71.0%       1.34x
                             Mid/High Rise                       6                 16,041,000      0.8         73.7%       1.21x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                        29               $217,204,508     10.3%        71.2%       1.33x
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                             3                $17,196,567      0.8%        76.7%       1.24x
--------------------------------------------------------------------------------------------------------------------------------
MIXED USE                    Office/Retail                       1                 $8,888,652      0.4%        75.9%       1.32x
                             Office/Warehouse                    1                  7,818,497      0.4         79.8%       1.27x
                             ---------------------------------------------------------------------------------------------------
                               SUBTOTAL:                         2                 $6,707,149      0.8%        77.7%       1.30x
--------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE                                                     2                $11,104,213      0.5%        72.2%       1.46x
--------------------------------------------------------------------------------------------------------------------------------
SENIOR HOUSING               Independent Living                  1                 $6,710,000      0.3%        50.1%       2.08x
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                        168             $2,118,302,787    100.0%        73.3%       1.32x
----------------------------------------------------------------------------------------------------------------------------------

(1) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     6 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF ORIGINAL AMORTIZATION TERMS            LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

180 - 240                                          3                   $23,241,396       1.4%    69.8%       1.23x
241 - 300                                         12                   119,270,011       7.2     65.2%       1.42x
301 - 330                                          4                    28,939,365       1.8     75.9%       1.32x
331 - 360                                         95                 1,480,652,015      89.6     74.0%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          114                $1,652,102,787     100.0%    73.3%       1.30x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                          353
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF CUT-OFF LTVS                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

49.4% - 50.0%                                      2                   $11,500,000       0.5%    49.6%       2.47x
50.1% - 60.0%                                     11                   116,413,471       5.5     57.4%       1.63x
60.1% - 65.0%                                      8                   133,491,685       6.3     63.0%       1.52x
65.1% - 70.0%                                     15                   200,974,015       9.5     67.0%       1.28x
70.1% - 75.0%                                     28                   504,101,204      23.8     73.6%       1.32x
75.1% - 85.3%                                     58                 1,151,822,411      54.4     77.4%       1.25x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                      73.3%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
AMORTIZED TYPES                                 LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Partial Interest-Only                           52                  $884,381,732      41.7%    74.7%       1.25x
  Balloon(2)                                      59                   744,479,659      35.1     71.8%       1.36x
  Interest-Only                                    8                   466,200,000      22.0     73.4%       1.36x
------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                         119                $2,095,061,391      98.9%    73.4%       1.32x
------------------------------------------------------------------------------------------------------------------
FULLY AMORTIZING
  Fully Amortizing                                 2                   $19,079,047       0.9%    68.2%       1.26x
  Partial Interest -Only                           1                     4,162,348       0.2     77.1%       1.06x
------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                           3                   $23,241,396       1.1%    69.8%       1.23x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      PARTIAL INTEREST-ONLY PERIODS IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PARTIAL INTEREST-ONLY PERIODS                   LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

3 - 12                                             8                   $68,813,081       7.7%    76.5%       1.24x
13 - 24                                           14                   237,095,000      26.7     74.2%       1.31x
25 - 36                                           18                   299,291,000      33.7     73.3%       1.22x
37 - 48                                            1                    10,720,000       1.2     78.8%       1.17x
49 - 60                                           12                   272,625,000      30.7     76.2%       1.24x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           53                  $888,544,081     100.0%    74.7%       1.25x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF REMAINING AMORTIZATION TERMS           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

178 - 240                                          3                   $23,241,396       1.4%    69.8%       1.23x
241 - 300                                         12                   119,270,011       7.2     65.2%       1.42x
301 - 330                                          4                    28,939,365       1.8     75.9%       1.32x
331 - 360                                         95                 1,480,652,015      89.6     74.0%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          114                $1,652,102,787     100.0%    73.3%       1.30x
------------------------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                         352
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                       LTV RATIOS AS OF THE MATURITY DATE(3)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MATURITY LTVS                          LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

37.5% - 40.0%                                      3                   $43,534,017       2.1%    60.8%       1.49x
40.1% - 50.0%                                      6                    45,607,738       2.2     59.7%       1.71x
50.1% - 60.0%                                     24                   318,754,829      15.2     64.4%       1.47x
60.1% - 70.0%                                     63                   880,439,808      42.0     74.3%       1.29x
70.1% - 77.8%                                     23                   806,725,000      38.5     77.3%       1.26x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          119                $2,095,061,391     100.0%    73.4%       1.32x
------------------------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:                  66.2%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             YEAR BUILT/RENOVATED(4),(5)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
YEAR BUILT/RENOVATED                         PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1923 - 1959                                        2                    $7,113,707       0.3%    77.1%       1.20x
1960 - 1969                                        4                    20,177,613       1.0     71.4%       1.25x
1970 - 1979                                       13                    84,357,353       4.0     76.8%       1.24x
1980 - 1989                                       28                   171,071,917       8.1     73.1%       1.34x
1990 - 1999                                       39                   756,916,218      35.7     74.5%       1.28x
2000 - 2006                                       82                 1,078,665,978      50.9     72.2%       1.34x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          168                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PREPAYMENT PROTECTION                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

DEFEASANCE                                       114                $2,039,878,217      96.3%    73.3%       1.32x
YIELD MAINTENANCE                                  6                    37,843,423       1.8     71.9%       1.42x
DEFEASANCE/YIELD MAINTENANCE                       2                    40,581,147       1.9     74.1%       1.21x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          122                $2,118,302,787     100.0%    73.3%       1.32x
------------------------------------------------------------------------------------------------------------------

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans that pay interest-only for a portion of their term.

(3) Excludes the fully amortizing mortgage loans.

(4) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     7 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF PRINCIPAL BALANCES                     LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

$2,150,000 - $2,999,999                            3                    $7,190,257       0.4%    67.4%       1.36x
$3,000,000 - $3,999,999                            3                     9,862,083       0.5     76.2%       1.21x
$4,000,000 - $4,999,999                            9                    39,581,124       2.1     74.9%       1.28x
$5,000,000 - $6,999,999                           15                    90,006,259       4.8     73.3%       1.35x
$7,000,000 - $9,999,999                           19                   155,425,982       8.2     71.6%       1.37x
$10,000,000 - $14,999,999                         18                   217,659,130      11.5     69.7%       1.38x
$15,000,000 - $24,999,999                         11                   196,493,277      10.4     72.1%       1.32x
$25,000,000 - $49,999,999                         10                   338,648,967      18.0     76.6%       1.28x
$50,000,000 - $292,700,000                         8                   831,540,000      44.1     73.9%       1.30x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:                    $19,650,074
AVERAGE BALANCE PER PROPERTY:                $13,769,395
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MORTGAGE INTEREST RATES                LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

5.3800% - 5.4999%                                  2                   $60,007,039       3.2%    72.1%       1.29x
5.5000% - 5.9999%                                 48                   542,258,146      28.7     73.4%       1.35x
6.0000% - 6.4999%                                 40                 1,137,121,574      60.3     74.6%       1.31x
6.5000% - 7.3800%                                  6                   147,020,321       7.8     66.5%       1.24x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
WA INTEREST RATE:                             6.1263%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        ORIGINAL TERM TO MATURITY IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF ORIGINAL TERMS TO MATURITY/ARD         LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

60 - 72                                            1                   $11,000,000       0.6%    59.8%       1.14x
73 - 84                                            1                    77,000,000       4.1     65.8%       1.20x
85 - 120                                          87                 1,700,716,443      90.2     74.1%       1.32x
121 - 180                                          4                    53,917,059       2.9     73.5%       1.26x
181 - 240                                          3                    43,773,578       2.3     68.1%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                           121
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
GEOGRAPHIC LOCATION                          PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA                               1                  $292,700,000      15.5%    75.1%       1.28x
CALIFORNIA                                         9                   142,144,041       7.5     72.6%       1.21x
  NORTHERN CALIFORNIA                              1                    35,935,163       1.9     74.2%       1.21x
  SOUTHERN CALIFORNIA                              8                   106,208,878       5.6     72.0%       1.21x
NEW YORK                                           5                   122,040,000       6.5     70.4%       1.23x
WISCONSIN                                          9                   118,986,818       6.3     77.4%       1.29x
OTHER                                            113                 1,210,536,220      64.2     73.2%       1.35x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          137                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF UW DSCRS                               LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1.06X - 1.19X                                     12                  $153,896,625       8.2%    75.7%       1.16x
1.20X - 1.29X                                     46                 1,174,180,129      62.2     75.5%       1.25x
1.30X - 1.39X                                     15                   203,935,402      10.8     73.3%       1.33x
1.40X - 1.49X                                     10                   137,891,978       7.3     68.7%       1.43x
1.50X - 1.69X                                      7                   164,187,417       8.7     67.3%       1.56x
1.70X - 1.99X                                      2                    11,605,529       0.6     63.4%       1.88x
2.00X - 2.60X                                      4                    40,710,000       2.2     55.2%       2.22x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
WA UW DSCR:                                     1.31X
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    REMAINING TERMS TO MATURITY DATE IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF REMAINING TERMS TO MATURITY            LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

58 - 72                                            1                   $11,000,000       0.6%    59.8%       1.14x
73 - 84                                            1                    77,000,000       4.1     65.8%       1.20x
85 - 120                                          88                 1,705,612,252      90.4     74.1%       1.32x
121 - 180                                          3                    49,021,249       2.6     73.3%       1.27x
181 - 240                                          3                    43,773,578       2.3     68.1%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
WA REMAINING TERM:                               120
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  PROPERTY TYPE DISTRIBUTION(1)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF             PRINCIPAL          % OF         WA         WA UW
PROPERTY TYPE                    SUB PROPERTY TYPE          PROPERTIES             BALANCE            IPB         LTV        DSCR
----------------------------------------------------------------------------------------------------------------------------------

OFFICE                           CBD                             7               $415,603,014        22.0%       75.4%       1.26x
                                 Suburban                       30                337,800,568        17.9        73.9%       1.28x
                                 -------------------------------------------------------------------------------------------------
                                   SUBTOTAL:                    37               $753,403,582        39.9%       74.7%       1.27x
----------------------------------------------------------------------------------------------------------------------------------
RETAIL                           Anchored                       37               $368,162,094        19.5%       74.7%       1.34x
                                 Unanchored                     12                 72,458,340         3.8        72.1%       1.20x
                                 Shadow Anchored                 2                 13,550,000         0.7        78.3%       1.29x
                                 -------------------------------------------------------------------------------------------------
                                   SUBTOTAL:                    51               $454,170,433        24.1%       74.4%       1.32x
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                       Warehouse/Distribution         22               $242,829,838        12.9%       75.8%       1.26x
                                 Flex                            8                134,895,292         7.2        69.6%       1.26x
                                 -------------------------------------------------------------------------------------------------
                                   SUBTOTAL:                    30               $377,725,130        20.0%       73.6%       1.26x
----------------------------------------------------------------------------------------------------------------------------------
HOTEL                            Full Service                    8               $224,183,647        11.9%       69.6%       1.49x
                                 Limited Service                 5                 39,897,557         2.1        66.1%       1.49x
                                 -------------------------------------------------------------------------------------------------
                                   SUBTOTAL:                    13               $264,081,204        14.0%       69.1%       1.49x
----------------------------------------------------------------------------------------------------------------------------------
MIXED USE                        Office/Retail                   1                 $8,888,652         0.5%       75.9%       1.32x
                                 Office/Warehouse                1                  7,818,497         0.4        79.8%       1.27x
                                 -------------------------------------------------------------------------------------------------
                                   SUBTOTAL:                     2                $16,707,149         0.9%       77.7%       1.30x
----------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE                                                     2                $11,104,213         0.6%       72.2%       1.46x
----------------------------------------------------------------------------------------------------------------------------------
SENIOR HOUSING                   INDEPENDENT LIVING              1                 $6,710,000         0.4%       50.1%       2.08x
----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                             1                 $2,505,367         0.1%       61.0%       1.20x
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                        137             $1,886,407,079       100.0%       73.5%       1.31x
----------------------------------------------------------------------------------------------------------------------------------

(1) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     8 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL AMORTIZATION                NUMBER OF                                 % OF      WA        WA UW
TERMS                                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

180 - 240                                          3                   $23,241,396       1.6%    69.8%       1.23x
241 - 300                                         12                   119,270,011       8.4     65.2%       1.42x
301 - 330                                          4                    28,939,365       2.0     75.9%       1.32x
331 - 360                                         70                 1,252,256,308      88.0     74.3%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           89                $1,423,707,079     100.0%    73.5%       1.30x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                          352
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF CUT-OFF LTVS                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

49.4% - 50.0%                                      1                    $8,000,000       0.4%    49.4%       2.60x
50.1% - 60.0%                                      8                    86,568,276       4.6     57.5%       1.73x
60.1% - 65.0%                                      6                   114,748,905       6.1     62.8%       1.54x
65.1% - 70.0%                                     12                   175,274,015       9.3     66.9%       1.29x
70.1% - 75.0%                                     23                   463,311,204      24.6     73.7%       1.31x
75.1% - 85.3%                                     46                 1,038,504,679      55.1     77.3%       1.25x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                      73.5%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
AMORTIZED TYPES                                 LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Partial Interest-Only                           33                  $721,840,809      38.3%    75.3%       1.24x
  Balloon(2)                                      53                   678,624,874      36.0     71.7%       1.36x
  Interest-Only                                    7                   462,700,000      24.5     73.5%       1.36x
------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                          93                $1,863,165,683      98.8%    73.6%       1.32x
------------------------------------------------------------------------------------------------------------------
FULLY AMORTIZING
       Fully Amortizing                            2                   $19,079,047       1.0%    68.2%       1.26x
       Partial Interest -Only                      1                     4,162,348       0.2     77.1%       1.06x
------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                           3                   $23,241,396       1.2%    69.8%       1.23x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.32x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      PARTIAL INTEREST-ONLY PERIODS IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PARTIAL INTEREST-ONLY PERIODS                   LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

3 - 12                                             6                   $38,123,158       5.3%    75.9%       1.22x
13 - 24                                           10                   192,705,000      26.5     74.2%       1.28x
25 - 36                                            9                   253,900,000      35.0     74.1%       1.22x
37 - 60                                            9                   241,275,000      33.2     77.4%       1.24x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           34                  $726,003,158     100.0%    75.3%       1.24x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RANGE OF REMAINING AMORTIZATION               NUMBER OF                                 % OF      WA        WA UW
TERMS                                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

178 - 240                                          3                   $23,241,396       1.6%    69.8%       1.23x
241 - 300                                         12                   119,270,011       8.4     65.2%       1.42x
301 - 330                                          4                    28,939,365       2.0     75.9%       1.32x
331 - 360                                         70                 1,252,256,308      88.0     74.3%       1.29x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           89                $1,423,707,079     100.0%    73.5%       1.30x
------------------------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                         351
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                       LTV RATIOS AS OF THE MATURITY DATE(3)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MATURITY LTVS                          LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

37.5% - 40.0%                                      3                   $43,534,017       2.3%    60.8%       1.49x
40.1% - 50.0%                                      5                    42,107,738       2.3     60.5%       1.68x
50.1% - 60.0%                                     18                   254,066,852      13.6     65.2%       1.50x
60.1% - 70.0%                                     49                   751,702,076      40.3     74.1%       1.28x
70.1% - 77.8%                                     18                   771,755,000      41.4     77.2%       1.26x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           93                $1,863,165,683     100.0%    73.6%       1.32x
------------------------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:                  66.5%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             YEAR BUILT/RENOVATED(4),(5)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
YEAR BUILT/RENOVATED                         PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1958 - 1959                                        1                    $4,186,707       0.2%    77.2%       1.20x
1960 - 1969                                        2                     9,660,596       0.5     66.3%       1.12x
1970 - 1979                                        7                    58,691,891       3.1     76.7%       1.21x
1980 - 1989                                       20                   134,373,937       7.1     73.7%       1.37x
1990 - 1999                                       39                   756,916,218      40.1     74.5%       1.28x
2000 - 2006                                       68                   922,577,730      48.9     72.5%       1.34x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          137                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PREPAYMENT PROTECTION                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

DEFEASANCE                                        88                $1,807,982,509      95.8%    73.5%       1.31x
YIELD MAINTENANCE                                  6                    37,843,423       2.0     71.9%       1.42x
DEFEASANCE/YIELD MAINTENANCE                       2                    40,581,147       2.2     74.1%       1.21x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           96                $1,886,407,079     100.0%    73.5%       1.31x
------------------------------------------------------------------------------------------------------------------

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans that pay interest-only for a portion of their term.

(3) Excludes the fully amortizing mortgage loans.

(4) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                     9 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF PRINCIPAL BALANCES                     LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

$2,035,000 - $2,999,999                            4                    $9,227,000       4.0%    73.9%       1.20x
$3,000,000 - $3,999,999                            4                    14,106,781       6.1     64.3%       1.45x
$4,000,000 - $4,999,999                            1                     4,800,000       2.1     80.0%       1.25x
$5,000,000 - $6,999,999                            6                    36,345,196      15.7     69.5%       1.29x
$7,000,000 - $9,999,999                            3                    26,634,329      11.5     79.6%       1.22x
$10,000,000 - $14,999,999                          3                    36,359,923      15.7     73.4%       1.31x
$15,000,000 - $24,999,999                          4                    76,182,480      32.9     69.5%       1.29x
$25,000,000 - $28,240,000                          1                    28,240,000      12.2     72.2%       1.60x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:                     $8,919,066
AVERAGE BALANCE PER PROPERTY:                 $7,480,507
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         RANGE OF MORTGAGE INTEREST RATES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MORTGAGE INTEREST RATES                LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

5.3400% - 5.4999%                                  6                   $55,956,000      24.1%    67.8%       1.43x
5.5000% - 5.9999%                                 16                   111,912,033      48.3     73.5%       1.25x
6.0000% - 6.3300%                                  4                    64,027,675      27.6     71.9%       1.38x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA INTEREST RATE:                             5.8259%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                        ORIGINAL TERM TO MATURITY IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF ORIGINAL TERMS TO MATURITY/ARD         LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

120 - 126                                         26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:                           120
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            GEOGRAPHIC DISTRIBUTION(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
GEOGRAPHIC LOCATION                          PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

TEXAS                                              7                   $57,959,923      25.0%    73.0%       1.28x
OHIO                                               7                    36,487,523      15.7     72.1%       1.38x
WEST VIRGINIA                                      1                    28,240,000      12.2     72.2%       1.60x
FLORIDA                                            1                    20,000,000       8.6     76.0%       1.26x
WASHINGTON                                         1                    17,000,000       7.3     55.7%       1.28x
NEW YORK                                           6                    16,041,000       6.9     73.7%       1.21x
NORTH CAROLINA                                     2                    14,993,129       6.5     70.5%       1.23x
CALIFORNIA                                         2                    13,683,981       5.9     74.1%       1.24x
OTHER                                              4                    27,490,152      11.9     72.8%       1.34x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           31                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF UW DSCRS                               LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1.17X - 1.39X                                     22                  $179,210,512      77.3%    73.0%       1.25x
1.40X - 1.49X                                      1                    14,950,000       6.4     65.0%       1.43x
1.50X - 1.99X                                      2                    34,235,196      14.8     69.9%       1.61x
2.00X - 2.18X                                      1                     3,500,000       1.5     50.0%       2.18x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA UW DSCR:                                     1.33X
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    REMAINING TERMS TO MATURITY DATE IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO                   NUMBER OF                                 % OF      WA        WA UW
MATURITY                                        LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

115 - 120                                         26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA REMAINING TERM:                               118
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF       PRINCIPAL         % OF        WA           WA UW
PROPERTY TYPE               SUB PROPERTY TYPE       PROPERTIES        BALANCE          IPB         LTV          DSCR
-------------------------------------------------------------------------------------------------------------------------

MULTIFAMILY                 Garden                      23          $201,163,508       86.7%      71.0%         1.34x
                            Mid/High Rise                6            16,041,000        6.9       73.7%         1.21x
                            ---------------------------------------------------------------------------------------------
                              SUBTOTAL:                 29          $217,204,508       93.7%      71.2%         1.33x
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                     2           $14,691,200        6.3%      79.4%         1.25x
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 31          $231,895,708      100.0%      71.7%         1.33x
-------------------------------------------------------------------------------------------------------------------------

(1) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    10 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF ORIGINAL AMORTIZATION TERMS            LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

300 - 360                                         25                  $228,395,708     100.0%    72.0%       1.32x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           25                  $228,395,708     100.0%    72.0%       1.32x
------------------------------------------------------------------------------------------------------------------
WA ORIGINAL AMORT TERM:                          360
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF CUT-OFF LTVS                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

50.0% - 50.0%                                      1                    $3,500,000       1.5%    50.0%       2.18x
50.1% - 65.0%                                      5                    48,587,976      21.0     59.9%       1.36x
65.1% - 75.0%                                      8                    66,490,000      28.7     70.5%       1.37x
75.1% - 80.0%                                     12                   113,317,732      48.9     78.1%       1.26x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO:                      71.7%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
AMORTIZED TYPES                                 LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Partial Interest-Only                           19                  $162,540,923      70.1%    72.0%       1.30x
  Balloon(2)                                       6                    65,854,785      28.4     72.1%       1.36x
  Interest-Only                                    1                     3,500,000       1.5     50.0%       2.18x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      PARTIAL INTEREST-ONLY PERIODS IN MONTHS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PARTIAL INTEREST-ONLY PERIODS                   LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

10 - 12                                            2                   $30,689,923      18.9%    77.3%       1.27x
13 - 24                                            4                    44,390,000      27.3     74.0%       1.46x
25 - 60                                           13                    87,461,000      53.8     69.1%       1.22x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           19                  $162,540,923     100.0%    72.0%       1.30x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     REMAINING AMORTIZATION TERM IN MONTHS(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF REMAINING AMORTIZATION TERMS           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
358 - 360                                         25                  $228,395,708     100.0%    72.0%       1.32x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           25                  $228,395,708     100.0%    72.0%       1.32x
------------------------------------------------------------------------------------------------------------------
WA REMAINING AMORT TERM:                         360
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                       LTV RATIOS AS OF THE MATURITY DATE(3)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
RANGE OF MATURITY LTVS                          LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

50.0% - 50.0%                                      1                    $3,500,000       1.5%    50.0%       2.18x
50.1% - 60.0%                                      6                    64,687,976      27.9     61.5%       1.32x
60.1% - 70.0%                                     14                   128,737,732      55.5     75.2%       1.34x
70.1% - 74.6%                                      5                    34,970,000      15.1     79.6%       1.20x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY DATE:                  63.2%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             YEAR BUILT/RENOVATED(4),(5)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
YEAR BUILT/RENOVATED                         PROPERTIES          PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

1923 - 1959                                        1                    $2,927,000       1.3%    77.0%       1.21x
1960 - 1969                                        2                    10,517,017       4.5     76.2%       1.38x
1970 - 1979                                        6                    25,665,462      11.1     76.8%       1.30x
1980 - 1989                                        8                    36,697,981      15.8     71.1%       1.23x
1990 - 2005                                       14                   156,088,247      67.3     70.6%       1.36x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           31                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 % OF      WA        WA UW
PREPAYMENT PROTECTION                           LOANS            PRINCIPAL BALANCE      IPB      LTV         DSCR
------------------------------------------------------------------------------------------------------------------

DEFEASANCE                                        26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           26                  $231,895,708     100.0%    71.7%       1.33x
------------------------------------------------------------------------------------------------------------------

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans that pay interest-only for a portion of their term.

(3) Excludes the fully amortizing mortgage loans.

(4) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(5) Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    11 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

---------------------------------------------------------------------------------------------------------------------------------
                           TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LOAN                                                                                      NUMBER OF        LOAN      CUT-OFF DATE
SELLER(1)     LOAN NAME                                      CITY, STATE                 PROPERTIES        GROUP     BALANCE
---------------------------------------------------------------------------------------------------------------------------------

JPMCB         Warner Building                                (Washington, DC)                 1              1       $292,700,000

JPMCB         Greenway Portfolio                             (Middleton, WI)                  8              1       $112,000,000

JPMCB         Midwest Retail Portfolio                       (Various, Various)              13              1        $81,730,000

CIBC          FPG Portfolio I                                (Various, Various)              12              1        $79,210,000

CIBC          The Factory Building                           (Long Island City, NY)           1              1        $77,000,000

---------------------------------------------------------------------------------------------------------------------------------
CIBC          Lightstone Portfolio                           (Various, Various)               4              1        $73,900,000

CIBC          Scottsdale Plaza Resort                        (Scottsdale, AZ)                 1              1        $65,000,000

CIBC          Thomson Consumer Electronics Headquarters      (Indianapolis, IN)               1              1        $50,000,000

JPMCB         Marina Waterside                               (Marina Del Rey, CA)             1              1        $43,000,000

JPMCB         Pulliam Portfolio                              (Various, Various)               5              1        $40,601,694

---------------------------------------------------------------------------------------------------------------------------------
JPMCB         US Bank Center - St. Paul                      (St. Paul, MN)                   1              1        $40,000,000

CIBC          Preferred Freezer Services Headquarters        (Newark, NJ)                     1              1        $37,000,000

CIBC          Marriott - Williamsburg                        (Williamsburg, VA)               1              1        $36,000,000

JPMCB         Kaiser Foundation Building                     (Redwood City, CA)               1              1        $35,935,163

JPMCB         Oklahoma Tower                                 (Oklahoma City, OK)              1              1        $32,688,804

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                   Top 5 Total/Weighted Average                                                                     $642,640,000
                   Top 10 Total/Weighted Average                                                                    $915,141,694
                   Top 15 Total/Weighted Average                                                                   $1,096,765,661
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
LOAN          % OF                                   UW              CUT-OFF             PROPERTY
SELLER(1)      IPB            SF/UNITS/ROOMS        DSCR            LTV RATIO              TYPE
--------------------------------------------------------------------------------------------------

JPMCB          13.8%               602,471          1.28x             75.1%               Office

JPMCB          5.3%                913,105          1.29x             77.8%               Office

JPMCB          3.9%              1,457,129          1.24x             78.6%               Retail

CIBC           3.7%              1,832,897          1.25x             78.1%              Various

CIBC           3.6%              1,024,908          1.20x             65.8%             Industrial

--------------------------------------------------------------------------------------------------
CIBC           3.5%              1,905,421          1.33x             73.5%               Retail

CIBC           3.1%                    404          1.65x             62.5%               Hotel

CIBC           2.4%                570,856          1.25x             72.5%               Office

JPMCB          2.0%                132,652          1.15x             78.2%               Retail

JPMCB          1.9%                300,850          1.32x             75.9%              Various

--------------------------------------------------------------------------------------------------
JPMCB          1.9%                362,031          1.20x             74.9%               Office

CIBC           1.7%                201,239          1.25x             78.4%             Industrial

CIBC           1.7%                    295          1.50x             75.0%               Hotel

JPMCB          1.7%                 62,500          1.21x             74.2%               Office

JPMCB          1.5%                565,414          1.22x             78.2%               Office
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
              30.3%                                 1.26x             75.3%
              43.2%                                 1.29x             74.2%
              51.8%                                 1.29x             74.5%
--------------------------------------------------------------------------------------------------

(1)   "JPMCB" = JPMorgan Chase Bank, N.A.; "CIBC" = CIBC Inc

---------------------------------------------------------------------------------------------------------------------
                                        LOAN GROUP 1 SHORT TERM LOAN SUMMARY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                            PROPERTY          CUT-OFF DATE       % OF
LOAN SELLER     LOAN NAME                         CITY, STATE                 TYPE              BALANCE           IPB
---------------------------------------------------------------------------------------------------------------------

    CIBC        The Factory Building           Long Island City, NY        Industrial         $77,000,000        3.6%

    CIBC        312-326 S. Beverly Drive       Beverly Hills, CA             Retail           $11,000,000        0.5%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                REMAINING TERM     REMAINING IO           UW             CUT-OFF
LOAN SELLER        (MONTHS)        TERM (MONTHS)         DSCR           LTV RATIO
---------------------------------------------------------------------------------

    CIBC              84                36               1.20x            65.8%

    CIBC              58                58               1.14x            59.8%
---------------------------------------------------------------------------------

                                    12 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 WARNER BUILDING
--------------------------------------------------------------------------------

                      [3 PHOTOS OF WARNER BUILDING OMITTED]

                                    14 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                WARNER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:       $292,700,000
CUT-OFF DATE PRINCIPAL BALANCE:   $292,700,000
% OF POOL BY IPB:                 13.8%
LOAN SELLER:                      JPMorgan Chase Bank, N.A.
BORROWER:                         Warner Investments, L.P.
SPONSOR:                          Vornado Realty, LP
ORIGINATION DATE:                 05/05/06
INTEREST RATE:                    6.2575%
INTEREST-ONLY PERIOD:             120 months
MATURITY DATE:                    06/01/16
AMORTIZATION TYPE:                Interest-only
ORIGINAL AMORTIZATION:            N/A
REMAINING AMORTIZATION:           N/A
CALL PROTECTION:                  L(24),Def(91),O(5)
CROSS-COLLATERALIZATION:          No
LOCK BOX:                         Cash Management Agreement
ADDITIONAL DEBT:                  No
ADDITIONAL DEBT TYPE:             N/A
LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROW/RESERVES:                        INITIAL         MONTHLY
                                     --------------------------

TAXES:                                       $0              $0
INSURANCE:                                   $0              $0
CAPEX:                                       $0              $0
OTHER(3):                              $250,000              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee & Leasehold
PROPERTY TYPE:                    Office -- CBD
SQUARE FOOTAGE:                   602,471
LOCATION:                         Washington, D.C.
YEAR BUILT/RENOVATED:             1924/1992
OCCUPANCY:                        99.0%(1)
OCCUPANCY DATE:                   03/27/06
NUMBER OF TENANTS:                11
HISTORICAL NOI:
  2004:                           $21,222,000
  2005:                           $20,493,512
UW REVENUES:                      $35,875,104
UW EXPENSES:                      $11,862,283
UW NOI:                           $24,012,821(2)
UW NET CASH FLOW:                 $23,803,063
APPRAISED VALUE:                  $390,000,000
APPRAISAL DATE:                   04/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:             $486
CUT-OFF DATE LTV:                 75.1%
MATURITY DATE LTV:                75.1%
UW DSCR:                          1.28x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS

                                      RATINGS
                                     MOODY'S/                     % OF       BASE RENT         LEASE
TENANT NAME                           FITCH(4)     TOTAL SF     TOTAL SF        PSF       EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------

HOWREY LLP                                         316,689        52.6%       $37.98           2018
BAKER BOTTS LLP                                    136,143        22.6%       $40.83           2020
GENERAL ELECTRIC                      Aaa/AAA       51,146         8.5%       $38.00           2016
WARNER THEATRE OPERATING GROUP                      41,986         7.0%        $7.02           2007
---------------------------------------------------------------------------------------------------------

(1)   Vornado master leases 41,183 SF of space. Occupancy for the Warner
      Building excluding the master leased space is 92.2%

(2)   Increase in NOI from 2005 is primarily attributed to, among other things, averaging of future rent increases of Howrey LLP, Baker Botts LLP, and
      General Electric, all of whose leases extend beyond the loan maturity.

(3)   Escrows for potential cost overruns relating to the build out of General
      Electric's, 9th floor space.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    15 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 WARNER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Warner Building mortgage loan is secured by a first lien mortgage in a fee and partial leasehold interest in a thirteen story Class A office building containing approximately 602,471 square feet of net leasable area located within the Washington, DC central business district. The leasehold portion will be converted to a fee interest upon the execution by the borrower of a $4.5 million ground lease purchase option in April 2008. The sponsor,
Vornado Realty, LP ("Vornado") (Baa2/BBB) has guaranteed the purchase option.

THE BORROWER. The borrower is Warner Investments, L.P., which is 89% owned by
Vornado and 11% owned by limited partners. Non-recourse carve-outs will be limited to the borrowing entity.

Vornado is a fully integrated equity real estate investment trust and a member of the S&P 500. Its common shares are traded on the New York Stock Exchange
(NYSE symbol: "VNO") and its market capitalization is approximately $13.25 billion as of May 10, 2006. Vornado is one of the largest owners and managers of real estate in the United States with a portfolio of approximately 56 million square feet in its major platforms, which include a New York City office portfolio, a Washington, DC office portfolio, a retail portfolio and merchandise marts. The New York office portfolio consists of 20 office properties aggregating approximately 13.0 million square feet. The Washington
D.C./Northern Virginia office portfolio consists of 90 office properties and one hotel aggregating approximately 17.7 million square feet. The retail portfolio consists of 111 retail properties aggregating approximately 16.2 million square feet and is located in seven states and Puerto Rico.

THE PROPERTY. The Warner Building is a Class A office building located in
Washington D.C. Designated a historical landmark, the property totals approximately 602,471 square feet, and is located at 1299 Pennsylvania Avenue between the White House and the Capitol, in the East End submarket. The collateral includes: i) the approximately 2,000-seat, approximately 39,800 square foot Warner Theatre (built in 1924 and fully renovated in 1992 to restore its beaux-arts facade), ii) approximately 17,215 square feet of ground-level retail space, iii) approximately 542,293 square feet of Class A office space, iv) approximately 3,459 square feet of storage space and v) two levels of underground parking. Amenities include a 13-story, naturally lit interior atrium, a fully equipped fitness facility, a furnished rooftop terrace, on-site concierge, and restaurant and banking facilities.

The Warner Building's occupancy rate for each of the last five years is: 100%
(2001), 100% (2002), 100% (2003), 100% (2004) and 88.4% (2005). The current occupancy rate is 92.5% (99% with the Vornado leasehold interest). The average effective annual rental rate per square foot for each of the last three years is: $49.55 (2003), $51.89 (2004) and $51.89 (2005). Renovations are currently in progress for the General Electric Company ("GE"), Baker Botts LLP ("Baker
Botts") and Howrey LLP ("Howrey") space. The remaining planned renovations
(estimated at $13.3 million) are guaranteed by Vornado.

SIGNIFICANT TENANTS. Howrey occupies 316,689 square feet at a rental rate of
$37.98 per square foot on a triple-net basis. Their lease expires on January
31, 2018 with one 10-year extension option. Founded in 1956, Howrey is an international law firm with over 575 attorneys and more than 50 economic, financial, and regulatory consultants. Howrey has offices in 14 cities, including Washington, D.C., Los Angeles, London, and Brussels. A consistent
American Lawyer "A-List" firm, Howrey is one of the most frequently used law firms in the nation among Fortune 250 companies according to the National Law
Journal's survey of "Who Represents Corporate America". Howrey's Intellectual
Property practice was ranked a top national practice by IP Law & Business and its Antitrust Practice was named the world's #1 Antitrust/Competition practice by Global Competition Review's GCR 100.

Baker Botts occupies 136,143 square feet at a rental rate of $40.83 per square foot on a triple-net basis. Their lease expires on February 28, 2020 with one
10-year extension option. Baker Botts, founded in 1840, is an international law firm with offices in 10 cities, including Washington, D.C., Houston, London,
Riyadh and Dubai. With approximately 700 lawyers, Baker Botts has major practices in Corporate, Environmental, Intellectual Property and Tax Law.

GE (Aaa/AAA) occupies 51,146 square feet at a rental rate of $38.00 per square foot on a triple-net basis. Their lease expires on August 31, 2016. GE, headquartered in Stamford, CT, is a diversified industrial corporation. GE's operating businesses include Infrastructure, Industrial, Healthcare, NBC
Universal, Commercial Finance and Consumer Finance. Its products include major appliances, lighting products, industrial automation products, medical diagnostic imaging systems, bioscience assays and separation technology products, electrical distribution and control equipment, locomotives, power generation and delivery products, nuclear power support services and fuel assemblies, commercial and military aircraft jet engines, chemicals and equipment for treatment of water and process systems, security equipment and systems, and engineered materials, such as plastics and silicones. GE's services include product services, electrical product supply houses, electrical apparatus installation, engineering, and repair and rebuilding services.

THE MARKET.(1) Washington, D.C. reports a total office inventory of 557 buildings totaling approximately 88,873,000 square feet. Over the last 5 years, vacancy rates have ranged from 6.2% to 8.2%, and, as of the fourth quarter of
2005, are reported at 7.2%. Rental rates range from $27.50 per square foot to
$60.50 per square foot, averaging $40.56 per square foot ($46.37 per square foot for newer buildings).

Washington, D.C. is divided into six (6) submarkets. The Warner Building is located in the East End submarket, which comprises 35% of the Washington, D.C.
inventory and consists of 171 buildings totaling 31,034,000 square feet. In
2005, this submarket experienced a 2.5% decrease in vacancy rate, falling to
7.6%. While only 134,000 square feet was added to the submarket in 2005, it posted net absorption of 760,000 square feet. In addition, rental rates increased approximately 5%, rising to approximately $44 per square foot (newer buildings average $47.69 per square foot, with the high end of the range at $61 per square foot).

The competitive set of Class A office buildings within a 1-mile radius of the property includes 15 properties totaling approximately 6,450,412 square feet.
These assets report vacancy rates from 0% to 10.8%, averaging 2.1%. Rental rates range from $40 per square foot to $61 per square foot, with an average of
$47.54 per square foot.
-------------------------------------------------------------------------------

                                    16 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 WARNER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY MANAGEMENT. The property is managed by Charles E. Smith Commercial
Realty ("Smith"), which utilizes Kaempfer Management Services, LLC ("Kaempfer")
as on-site manager of the Warner Building. Smith is an experienced manager of office properties in the Washington, D.C. and northern Virginia area. Smith, a division of Vornado, is the largest commercial landlord in the area, owning approximately 16,500,000 square feet of office space. In addition, Smith manages another approximately 8,000,000 square feet of office space on behalf of third parties. The Warner Building has been on-site managed by Kaempfer, the original developer of the Warner Building, since 1992.
-------------------------------------------------------------------------------

(1)   Certain information was obtained from the Warner Building appraisal dated
      April 1, 2006.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

              NUMBER OF    SQUARE                              % OF BASE    CUMULATIVE     CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES       FEET      % OF GLA     BASE RENT     RENT      SQUARE FEET        OF GLA      BASE RENT    OF BASE RENT
YEAR          EXPIRING    EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING        EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT          NAP         6,092        1.0%           NAP        NAP         6,092           1.0%             NAP         NAP
2006 & MTM        1           631        0.1        $20,489        0.1%        6,723           1.1%         $20,489         0.1%
2007              4        47,345        7.9        419,412        2.0        54,068           9.0%        $439,900         2.0%
2008              0             0        0.0              0        0.0        54,068           9.0%        $439,900         2.0%
2009              1           515        0.1          5,279        0.0        54,583           9.1%        $445,179         2.1%
2010              0             0        0.0              0        0.0        54,583           9.1%        $445,179         2.1%
2011              0             0        0.0              0        0.0        54,583           9.1%        $445,179         2.1%
2012              0             0        0.0              0        0.0        54,583           9.1%        $445,179         2.1%
2013              1         2,727        0.5        102,126        0.5        57,310           9.5%        $547,305         2.5%
2014              0             0        0.0              0        0.0        57,310           9.5%        $547,305         2.5%
2015              0             0        0.0              0        0.0        57,310           9.5%        $547,305         2.5%
2016              1        51,146        8.5      1,943,548        9.0       108,456          18.0%      $2,490,853        11.6%
AFTER             3       494,015       82.0     18,986,789       88.4       602,471         100.0%     $21,477,642       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            11       602,471      100.0%   $21,477,642      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    17 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 WARNER BUILDING
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF WARNER BUILDING OMITTED]

                                    18 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 WARNER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 WARNER BUILDING
                         July 2006 Current Stacking Plan
                              (Post-GE Relocation)

                   [STACKING PLAN OF WARNER BUILDING OMITTED]

                                    19 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

                    [3 PHOTOS OF GREENWAY PORTFOLIO OMITTED]

                                    20 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $112,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $112,000,000
% OF POOL BY IPB:                       5.3%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Greenway Office Center L.L.C.
SPONSOR:                                Terrence R. Wall, T. Wall Properties
                                        Master Limited Partnership
ORIGINATION DATE:                       04/27/06
INTEREST RATE:                          6.0000%
INTEREST-ONLY PERIOD:                   120 months
MATURITY DATE:                          05/01/16
AMORTIZATION TYPE:                      Interest-only
ORIGINAL AMORTIZATION:                  N/A
REMAINING AMORTIZATION:                 N/A
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        $14,000,000
ADDITIONAL DEBT TYPE(2):                Mezzanine Loan, Permitted
                                        Mezzanine Debt
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL                     MONTHLY
                                   ---------------------------------------------
TAXES:                                  $766,382                    $127,730
INSURANCE:                                    $0                          $0
CAPEX:                                        $0                     $11,414
TI/LC:                                        $0                     $76,094
OTHER(3):                               $459,351                          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- Suburban
SQUARE FOOTAGE:                         913,105
LOCATION:                               Middleton, WI
YEAR BUILT/RENOVATED:                   Various/Various
OCCUPANCY:                              93.8%
OCCUPANCY DATE:                         03/20/06
NUMBER OF TENANTS:                      68
HISTORICAL NOI:
  2004:                                 $7,894,165
  2005:                                 $8,192,135
UW REVENUES:                            $14,723,401
UW EXPENSES:                            $5,053,674
UW NOI(1):                              $9,669,726
UW NET CASH FLOW:                       $8,788,621
APPRAISED VALUE:                        $144,000,000
APPRAISAL DATE:                         03/15/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $123
CUT-OFF DATE LTV:                       77.8%
MATURITY DATE LTV:                      77.8%
UW DSCR:                                1.29x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT PORTFOLIO TENANTS

                                          RATINGS                        % OF         BASE RENT      SALES          LEASE
TENANT NAME                           MOODY'S/ FITCH(4)    TOTAL SF    TOTAL SF          PSF          PSF      EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL PRODUCT
  DEVELOPMENT, INC.                                        132,499       14.5%          $13.28                       2016
TELEPHONE AND DATA SYSTEMS, INC.         Baa3/BBB+         124,325       13.6%          $18.42                       2012
CAPITOL INDEMNITY CORPORATION                               53,287        5.8%          $15.50                       2015
------------------------------------------------------------------------------------------------------------------------------

(1)   Increase from 2005 NOI to UW NOI is primarily attributed to the completion of The Oaks at Greenway property and additional leases signed in 2005.

(2)   Future mezzanine debt is permitted as long as, among other things, LTV is no greater than 90% and DSCR is no less than 1.05x following the incurrence of such mezzanine debt.

(3)   Includes $280,485 escrow for outstanding tenant improvements and $178,866 rent abatement escrow in the form of a letter of credit.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    21 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO SUMMARY
                                                                                                           LEAD
                                                                                                          TENANT
                                             YEAR     SQUARE                                               % OF       ALLOCATED
        PROPERTY NAME          LOCATION      BUILT     FEET     OCCUPANCY %         LEAD TENANT            GLA       LOAN AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

Wisconsin Trade Center       Middleton, WI   1991     260,208      78.9%                TDS                47.8%     $32,278,000
Greenway Research Center     Middleton, WI   1996     190,574     100.0%                PPD                46.9%      24,344,000
Greenway Office Building     Middleton, WI   2001     222,639      99.2%      Capitol Indemnity Corp.      23.9%      26,833,000
Western Tower                Middleton, WI   1989      73,920     100.0%         Smith & Gesteland         33.7%       7,856,000
Oaks at Greenway             Middleton, WI   2005      49,734     100.0%            Activision             70.9%       6,611,000
Deming Building              Middleton, WI   1995      47,043     100.0%            MortgageIT             65.5%       5,989,000
PPD Pharmaceutical           Middleton, WI   1996      43,145     100.0%                PPD               100.0%       5,600,000
Pond Buildings               Middleton, WI   1990      25,842     100.0%        Grobe & Associates         13.9%       2,489,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                913,105      93.8%                                            $112,000,000
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Greenway Office Portfolio mortgage loan is secured by a first lien mortgage in a fee interest in 8 suburban office buildings consisting of approximately 913,105 square feet located in Middleton, Wisconsin.

THE BORROWER. The borrowing entity is a single purpose, bankruptcy remote entity
100% owned by T. Wall Master Limited Partnership ("T. Wall"). T. Wall is
controlled by Terrence Wall (32% ownership interest), with the remaining 68%
held by passive limited partners (each with less than 20% ownership interest).
Terrance Wall and T. Wall are the non-recourse carve-out guarantors. Terrence
Wall is the founder and President of T. Wall Properties, located in Madison,
Wisconsin. Mr. Wall has over twenty years of experience in the real estate industry, primarily focusing on large master-planned commercial communities anchored by office and industrial uses.

T. Wall Properties is a Madison-based, commercial real estate development firm that owns over 1.3 million square feet of space, making it one of the largest office developers in Wisconsin and the largest office developer in Dane County.
T. Wall Properties is a privately traded partnership with over 175 shareholders and has developed over $197 million in properties.

RELEASE. After the permitted defeasance date and provided that no event of default exists, individual properties may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to, (i) payment by the borrower of an amount equal to 115% of the allocated loan amount of the individual property to be released; (ii) the DSCR following the proposed release date will equal or exceed the greater of the DSCR at origination of the mortgage loan and the DSCR for the 12 months immediately prior to the date of the release; and (iii) the LTV shall be equal to or less than the lesser of the LTV at closing and the LTV for the 12 months immediately prior to the date of release.

THE PROPERTY. The Greenway Office Portfolio was built in several stages from
1989 to 2005 by Greenway Properties, a Madison-based development firm. The
Greenway Office Portfolio features an assortment of suburban office buildings with a variety of flexible floor plans. All eight buildings are in close proximity to each other.
--------------------------------------------------------------------------------

                                    22 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNIFICANT TENANTS.
--------------------

Telephone and Data Systems, Inc. ("TDS") (17.64% of gross leaseable area) is a
Chicago-based Fortune 500 telecommunications corporation founded in 1969 with established wireless and local wireline businesses. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS provides wireless, local telephone and broadband service to customers in rural and suburban markets around the country. The company employs approximately 11,500 people and serves more than 6 million wireless and local telephone customers in 36 states. The company's stock trades on the AMEX under the symbol "TDS". Standard & Poor's credit rating for TDS is "A-".

Pharmaceutical Product Development, Inc. ("PPD") (14.44% of gross leaseable area) and its subsidiaries provide drug discovery and development services and products, primarily in the United States and Europe. The company provides a range of discovery and development services, and products to enable pharmaceutical, biotechnology, and medical device companies to develop compounds, drugs, and medical devices. PPD offers its products and services in
28 countries worldwide. PPD was founded in 1985 and is headquartered in
Wilmington, North Carolina. The company's stock trades on the NASDAQ under the symbol "PPDI".

Capitol Indemnity Corporation ("CIC") (5.81% of gross leaseable area) has been insuring business owners and individuals for over 40 years in the property and casualty and fidelity and surety insurance markets. CIC works with a network of more than 1,000 independent retail and general agents around the country. CIC holds the ranking of "A" (Excellent) in the financial size category VIII
($100-$250 million) from A.M. Best Company.

Humana Incorporated ("Humana") (5.65% of gross leaseable area) is headquartered in Louisville, Kentucky, and is one of the nation's largest publicly-traded health benefits companies, with approximately 7 million medical members located primarily in 15 states and Puerto Rico. Humana offers coordinated health insurance coverage and related services through traditional and Internet-based plans to employer groups, government-sponsored plans and individuals. The company's stock trades on the New York Stock Exchange under the symbol "HUM".
Moody's and Fitch's credit ratings for Humana are Baa3 and BBB, respectively.

THE MARKET.(1) The properties are located in the Far West submarket of the
Madison area office market. The submarket vacancy rate for Class A office was
3.1% as of year-end 2005. On a triple-net equivalent basis, the properties'
rental rates range from $9.75 to $18.00 per square foot, as compared to the competitive set rental rates of $17.00 to $18.84 per square foot.

PROPERTY MANAGEMENT. The properties are managed by T. Wall Properties
Management Corp., an affiliate of the borrower.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from Greenway Portfolio appraisals dated
      March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                 NUMBER OF    SQUARE                              % OF BASE    CUMULATIVE  CUMULATIVE %  CUMULATIVE    CUMULATIVE %
                  LEASES       FEET      % OF GLA     BASE RENT     RENT      SQUARE FEET     OF GLA     BASE RENT    OF BASE RENT
  YEAR           EXPIRING    EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT              NAP       56,727        6.2%            NAP       NAP        56,727         6.2%             NAP       NAP
2006 & MTM           9        19,695        2.2        $326,463       2.7%       76,422         8.4%        $326,463       2.7%
2007                 9        62,207        6.8         759,094       6.2       138,629        15.2%      $1,085,557       8.9%
2008                18       119,133       13.0       1,454,206      11.9       257,762        28.2%      $2,539,763      20.7%
2009                 8       125,244       13.7       1,737,560      14.2       383,006        41.9%      $4,277,323      34.9%
2010                10        66,547        7.3       1,164,408       9.5       449,553        49.2%      $5,441,731      44.5%
2011                 5        36,965        4.0         484,427       4.0       486,518        53.3%      $5,926,158      48.4%
2012                 3       134,554       14.7       2,462,109      20.1       621,072        68.0%      $8,388,267      68.5%
2013                 0             0        0.0               0       0.0       621,072        68.0%      $8,388,267      68.5%
2014                 1        17,089        1.9         324,007       2.6       638,161        69.9%      $8,712,274      71.2%
2015                 2        88,551        9.7       1,276,622      10.4       726,712        79.6%      $9,988,896      81.6%
2016                 1       132,499       14.5       1,759,761      14.4       859,211        94.1%     $11,748,657      96.0%
AFTER                2        53,894        5.9         491,585       4.0       913,105       100.0%     $12,240,243     100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               68       913,105      100.0%    $12,240,243     100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    23 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS ROLLING IN 2012

                                                                                        % OF 2012         TENANT RENT PSF/
                                                             SQUARE FEET    ANNUAL      BASE RENT              MARKET
PROPERTY NAME                             TENANT              EXPIRING    BASE RENT     EXPIRING(1)           RENT PSF(2)
--------------------------------------------------------------------------------------------------------------------------------

WISCONSIN TRADE CENTER          TDS                            124,325    $2,290,067       93.0%    $18.42 Gross / $20.85 Gross
OAKS AT GREENWAY                Survey Research Associates       4,962        93,036        3.8     $18.75 Gross / $20.85 Gross
GREENWAY OFFICE BUILDING        Continuum                        5,267        79,008        3.2     $15.00 NNN / $16.00 NNN
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                          134,554    $2,462,109      100.0%
--------------------------------------------------------------------------------------------------------------------------------
2012 TOTAL BASE RENT EXPIRING:                                            $2,462,109
--------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2012.

(2)   Based on certain information obtained from the Greenway Portfolio appraisals dated March 15, 2006.

                                    24 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                               GREENWAY PORTFOLIO
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF GREENWAY PORTFOLIO OMITTED]

                                    25 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                 [3 PHOTOS OF MIDWEST RETAIL PORTFOLIO OMITTED]

                                    26 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $81,730,000
CUT-OFF DATE PRINCIPAL BALANCE:         $81,730,000
% OF POOL BY IPB:                       3.9%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Perkins Delaware, LLC
SPONSOR:                                Michael D. Perkins
ORIGINATION DATE:                       04/18/06
INTEREST RATE:                          6.1735%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          05/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        $10,000,000
ADDITIONAL DEBT TYPE:                   Mezzanine Loan
LOAN PURPOSE:                           Acquisition & Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        Initial                        Monthly
                                   ---------------------------------------------
TAXES:                                  $459,554                       $133,740
INSURANCE:                               $39,870                        $19,935
CAPEX:                                        $0                        $31,820
TI/LC:                                        $0                        $66,668
ENGINEERING:                            $160,575                             $0
ENVIRONMENTAL(2):                       $500,000                             $0
OTHER(3):                                     $0                        $26,368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         1,457,129
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various/Various
OCCUPANCY(1):                           94.4%
OCCUPANCY DATE:                         Various
NUMBER OF TENANTS:                      164
HISTORICAL NOI:
  2004:                                 $8,283,561
  2005:                                 $8,537,454
UW REVENUES:                            $12,820,473
UW EXPENSES:                            $4,484,770
UW NOI:                                 $8,335,703
UW NET CASH FLOW:                       $7,435,836
APPRAISED VALUE:                        $103,920,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $56
CUT-OFF DATE LTV:                       78.6%
MATURITY DATE LTV:                      71.3%
UW DSCR:                                1.24x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             SIGNIFICANT PORTFOLIO TENANTS

                                          RATINGS                    % OF      BASE RENT                     LEASE
TENANT NAME                          MOODY'S/ FITCH(4)  TOTAL SF   TOTAL SF       PSF       SALES PSF   EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------

HY-VEE                                                  149,788     10.3%        $5.08                  2006, 2008, 2017
WAL-MART                                  Aa2/AA        111,401      7.6%        $4.02                        2011
HERBERGERS DEPARTMENT STORES, LLC          B2/B          87,384      6.0%        $3.83                        2016
SUPER SAVER FOODS                         Ba3/BB-        73,696      5.1%        $6.28                        2011
------------------------------------------------------------------------------------------------------------------------

(1)   Includes the 111,401 square foot Wal-Mart (lease expires in April 2011)
      and 34,156 square foot Eastville Plaza Hy-Vee (lease expires August 2006), which are paying rent but are not in occupancy.

(2)   A reserve was established at origination in connection with a subsurface investigation on the Baken Park property. The escrow will be released upon the satisfaction of certain conditions including, among other things, (i)
      delivery by the borrower to the lender of evidence that the investigation has been completed in accordance with applicable legal requirements and
      (ii) delivery by the borrower to the lender of evidence that no further remediation is required in order for the property to comply with applicable environmental laws.

(3)   Five payments of $26,368 to be made from June to October 2006 for the
      Fireman's Fund insurance policies issued at origination.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    27 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY

                                                    YEAR       SQUARE     OCCUPANCY
PROPERTY NAME                    LOCATION          BUILT        FEET          %
-----------------------------------------------------------------------------------

EDGEWOOD PHASE I            Lincoln, NE            1981       179,964        98.6%
BAKEN PARK                  Rapid City, SD         1957       195,526        87.1%
STOCKYARD PLAZA I           Omaha, NE              1988       129,459       100.0%
MONUMENT MALL               Scottsbluff, NE        1987       204,527        84.2%
MIRACLE HILLS PARK          Omaha, NE              1986        69,606        87.3%
MARKET SQUARE               Norfolk, NE            1984       159,515       100.0%
THE MEADOWS                 Lincoln, NE            1987        67,840        96.8%
CORNHUSKER PLAZA            South Sioux City, NE   1991        84,083        95.9%
EASTVILLE PLAZA             Fremont, NE            1985        68,546       100.0%
WAL-MART -- MONUMENT MALL   Scottsbluff, NE        1986       111,401       100.0%
HERBERGERS                  Kearney, NE            1984        87,384       100.0%
MENARDS -- EASTVILLE        Fremont, NE            1985        64,890       100.0%
BISHOP HEIGHTS              Lincoln, NE            1970        34,388        77.5%
-----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                      1,457,129        94.4%
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                                                     LEAD
                                                                    TENANT
                                                                     % OF      ALLOCATED
PROPERTY NAME                          LEAD TENANT                   GLA      LOAN AMOUNT
------------------------------------------------------------------------------------------

EDGEWOOD PHASE I            Super Saver Foods                        41.0%    $15,920,000
BAKEN PARK                  Nash Finch                               24.9%     11,180,000
STOCKYARD PLAZA I           Hy-Vee                                   46.2%     10,400,000
MONUMENT MALL               G.R. Herberger's Inc.                    35.5%      8,720,000
MIRACLE HILLS PARK          Russo's Guitar Center                    17.2%      6,400,000
MARKET SQUARE               Mid-City Stereo                          45.0%      5,440,000
THE MEADOWS                 Russ's IGA                               73.7%      5,040,000
CORNHUSKER PLAZA            Hy-Vee                                   66.4%      4,440,000
EASTVILLE PLAZA             Hy-Vee(1)                                49.8%      4,400,000
WAL-MART -- MONUMENT MALL   Wal-Mart(1)                             100.0%      4,160,000
HERBERGERS                  Herberger's Department Stores, LLC      100.0%      3,130,000
MENARDS -- EASTVILLE        Menards Fremont                         100.0%      1,840,000
BISHOP HEIGHTS              Russ's IGA                               49.4%        660,000
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                        $81,730,000
------------------------------------------------------------------------------------------

(1)   Paying rent but not in occupancy.

--------------------------------------------------------------------------------
THE LOAN. The Midwest Retail Portfolio mortgage loan is secured by a first lien mortgage in a fee interest in 12 anchored and 1 shadow-anchored shopping center consisting of approximately 1,457,129 square feet located in various cities throughout Nebraska, with one property located in Rapid City, South Dakota.

THE BORROWER. The borrowing entity, Perkins Delaware, LLC, is a special purpose entity. The sponsor, Michael D. Perkins, has over 30 years of experience in real estate development, investment, sales, financing and management of commercial properties in over 13 states. Mr. Perkins currently owns and manages shopping centers, office and residential properties in Nebraska and California.

RELEASE. After the permitted defeasance date and provided that no event of default exists, individual properties may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to, (i) payment by the borrower of an amount equal to 110% of the allocated loan amount of the individual property to be released; (ii) the DSCR following the proposed release date will equal or exceed the greater of 1.20x and the DSCR immediately prior to the date of the release; and (iii) the LTV shall be equal to or less than 80%.

THE PROPERTY. The Midwest Retail Portfolio consists of 12 anchored properties and 1 shadow-anchored retail property located in the state of Nebraska, with one property located in Rapid City, South Dakota. The properties were built between 1957 and 1991 and several of the properties have been renovated. The portfolio consists of a total of 164 tenants, none of which occupy more than 8%
of the total square footage of the collateral.

Hy-Vee, an employee-owned company, has more than 200 retail stores located in seven Midwestern states with sales of more than $4.6 billion. Hy-Vee ranks among the top 15 supermarket chains in the nation. Founded in 1930, the company currently employs more than 49,000 people. Hy-Vee leases three locations in the
Midwest Retail Portfolio, comprising approximately 149,788 square feet with average rental rates ranging from $4.37 to $5.71 per square foot on a triple-net basis. Hy-Vee's leases expire in 2006, 2008 and 2017, respectively.

Wal-Mart Stores, Inc. ("Wal-Mart") (NYSE: WMT) is the world's number one retailer, with more than 6,400 stores in the United States, Canada, Mexico,
Asia, Europe and South America. Wal-Mart occupies approximately 111,401 square feet at a rental rate of $4.02 per square foot on a triple-net basis and its lease expires in April 2011.

THE MARKET(1).

LINCOLN, NEBRASKA
-----------------

Three properties in the Midwest Retail Portfolio are located in the Lincoln market. The average vacancy rate for the retail market in the Lincoln area is
4.4% with an average rental rate of $12.40 per square foot on a triple-net basis. Even though there has been an increase in supply within the overall market, government regulation has contributed to lower development than in other areas of Nebraska.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Miracle Hills Park, Stockyard
      Plaza I, Edgewood Phase I, The Meadows, Bishop Heights, Eastville Plaza,
      Cornhusker Plaza, Baken Park, Monument Mall, Market Square, Menards --
      Fremont/Eastville, Herbergers and Wal-Mart -- Monument Mall appraisals dated February 13, 2006, February 13, 2006, February 21, 2006, February
      21, 2006, February 21, 2006, February 17, 2006, February 8, 2006, February
      13, 2006, February 13, 2006, February 17, 2006, February 8, 2006, February
      14, 2006 and February 13, 2006, respectively.

                                    28 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OMAHA, NEBRASKA
---------------

Two properties in the Midwest Retail Portfolio are located in Omaha, Nebraska.
The average vacancy rate for the retail market in the Omaha area is 7.5% with an average rental rate of $15.58 per square foot on a triple-net basis.

RAPID CITY, SOUTH DAKOTA
------------------------

The Baken Park property is located in Rapid City, South Dakota. The main source of demand in the area is Ellsworth Air Force Base, which is the area's largest employer. Average vacancy in the area is 5% with an average rental rate of
$8.25 per square foot on a triple net basis.

PROPERTY MANAGEMENT. The Midwest Retail Portfolio is managed by Perkins
Properties, Inc., an affiliate of the borrower.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                MARKET SUMMARY
                                                             OCCUPANCY
                                                        --------------------
                                                                       SUB-
PROPERTY NAME                        LOCATION           PROPERTY     MARKET
----------------------------------------------------------------------------

MIRACLE HILLS PARK             Omaha, NE                  87.3%       91.9%
STOCKYARDS PLAZA I             Omaha, NE                 100.0%       92.4%
EDGEWOOD PHASE I               Lincoln, NE                98.6%       93.6%
THE MEADOWS                    Lincoln, NE                96.8%       93.6%
BISHOP HEIGHTS                 Lincoln, NE                77.5%       93.6%
EASTVILLE PLAZA                Fremont, NE               100.0%       93.0%
CORNHUSKER PLAZA               South Sioux City, NE       95.9%       93.0%
BAKEN PARK                     Rapid City, SD             87.1%       95.0%
MONUMENT MALL                  Scottsbluff, NE            84.2%       95.0%
MARKET SQUARE                  Norfolk, NE               100.0%       94.0%
MENARDS -- FREMONT/EASTVILLE   Fremont, NE               100.0%       93.0%
HERBERGERS / SAKS              Kearney, NE               100.0%       95.0%
WAL-MART -- MONUMENT MALL      Scottsbluff, NE           100.0%       95.0%
----------------------------------------------------------------------------

                                                                                2005 AVERAGE
                                         RENT             2005 POPULATION     HOUSHOLD INCOME
                                ----------------------- ------------------- -------------------
                                               SUB-      3-MILE    5-MILE    3-MILE    5-MILE
PROPERTY NAME                   PROPERTY     MARKET      RADIUS    RADIUS    RADIUS    RADIUS
-----------------------------------------------------------------------------------------------

MIRACLE HILLS PARK              $10.51       $19.29       90,752   239,105   $76,197   $75,277
STOCKYARDS PLAZA I               $8.20        $8.27       97,439   221,828   $46,256   $51,830
EDGEWOOD PHASE I                 $9.09       $13.19       79,259   156,859   $78,108   $62,812
THE MEADOWS                      $7.56       $13.19       81,140   190,019   $70,155   $60,602
BISHOP HEIGHTS                  $10.00       $13.19      102,983   186,613   $60,358   $59,593
EASTVILLE PLAZA                  $8.41       $12.00       25,619    27,994   $51,275   $52,086
CORNHUSKER PLAZA                 $8.92        $9.00       18,982    80,955   $49,045   $50,958
BAKEN PARK                       $7.54        $8.25       48,848    64,310   $49,644   $52,316
MONUMENT MALL                    $7.22        $7.34       19,751    27,046   $46,361   $47,106
MARKET SQUARE                    $3.77        $4.75       25,135    28,737   $48,067   $48,846
MENARDS -- FREMONT/EASTVILLE     $3.10        $3.75       25,816    27,989   $51,281   $52,088
HERBERGERS / SAKS                $3.83        $3.85       30,067    32,206   $51,769   $52,392
WAL-MART -- MONUMENT MALL        $4.02        $4.00       19,751    27,068   $46,361   $47,106
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

             NUMBER OF                                       % OF BASE   CUMULATIVE     CUMULATIVE %   CUMULATIVE   CUMULATIVE %
              LEASES    SQUARE FEET   % OF GLA   BASE RENT     RENT      SQUARE FEET       OF GLA      BASE RENT    OF BASE RENT
   YEAR      EXPIRING    EXPIRING     EXPIRING   EXPIRING    EXPIRING     EXPIRING        EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

VACANT          NAP         82,223       5.6%          NAP       NAP          82,223         5.6%             NAP        NAP
2006 & MTM       26         87,318       6.0      $719,982       8.0%        169,541        11.6%        $719,982        8.0%
2007             30        109,832       7.5     1,033,597      11.5         279,373        19.2%      $1,753,579       19.5%
2008             32        213,432      14.6     1,521,914      16.9         492,805        33.8%      $3,275,493       36.3%
2009             28        110,502       7.6     1,102,850      12.2         603,307        41.4%      $4,378,343       48.6%
2010             23        179,467      12.3     1,381,289      15.3         782,774        53.7%      $5,759,632       63.9%
2011             10        287,466      19.7     1,514,572      16.8       1,070,240        73.4%      $7,274,204       80.7%
2012              3         16,662       1.1       113,352       1.3       1,086,902        74.6%      $7,387,556       81.9%
2013              2         74,450       5.1       352,418       3.9       1,161,352        79.7%      $7,739,973       85.9%
2014              4         23,230       1.6       263,203       2.9       1,184,582        81.3%      $8,003,176       88.8%
2015              2         79,341       5.4       244,532       2.7       1,263,923        86.7%      $8,247,708       91.5%
2016              1         87,384       6.0       334,681       3.7       1,351,307        92.7%      $8,582,389       95.2%
AFTER             7        105,822       7.3       433,295       4.8       1,457,129       100.0%      $9,015,684      100.0%
---------------------------------------------------------------------------------------------------------------------------------
                168      1,457,129     100.0%   $9,015,684     100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    29 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS ROLLING IN 2008

                                                                                           % OF 2008
                                                                 SQUARE FEET     ANNUAL    BASE RENT      TENANT RENT PSF/
PROPERTY NAME                   TENANT                            EXPIRING     BASE RENT   EXPIRING(1)   MARKET RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

STOCKYARD PLAZA I               HY-VEE                              59,839      $321,934      21.2%       $5.38 / $5.50
THE MEADOWS                     RUSS'S IGA                          50,000       275,000      18.1        $5.50 / $5.00
BAKEN PARK                      BEN FRANKLIN                        27,155        95,043       6.2        $3.50 / $3.50
THE MEADOWS                     HALLMARK/BARBS                       4,125        66,000       4.3       $16.00 / $16.00
MONUMENT MALL                   JUDY'S HALLMARK                      4,642        60,300       4.0       $12.99 / $12.00
MIRACLE HILLS                   BLOCKBUSTER                          4,741        59,263       3.9       $12.50 / $12.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              150,502      $877,540      57.7%
---------------------------------------------------------------------------------------------------------------------------
2008 TOTAL BASE RENT EXPIRING:                                                $1,521,914
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2008.

(2)   Based on certain information obtained from the appraisals.

---------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS ROLLING IN 2010

                                                                                            % OF 2010
                                                                 SQUARE FEET     ANNUAL     BASE RENT     TENANT RENT PSF/
PROPERTY NAME                   TENANT                            EXPIRING     BASE RENT   EXPIRING(1)   MARKET RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

MARKET SQUARE                   HOBBY LOBBY CREATIVE CENTER         53,501      $267,505      19.4%        $5.00 / $4.75
STOCKYARD PLAZA I               MOVIES 8                            25,810       258,100      18.7         $10.00 / $8.27
MARKET SQUARE                   HASTINGS BOOK, MUSIC & VIDEO        34,250       154,125      11.2         $4.50 / $4.75
BAKEN PARK                      CULVERS FROZEN CUSTARD               4,377       103,910       7.5        $23.74 / $23.00
EDGEWOOD PHASE I                RUBY TUESDAY                         7,345       100,994       7.3         $13.75 / 12.00
EDGEWOOD PHASE I                OSCO DRUG                           16,324        87,823       6.4         $5.38 / $10.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              141,607      $972,457      70.4%
---------------------------------------------------------------------------------------------------------------------------
2010 TOTAL BASE RENT EXPIRING:                                                $1,381,289
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2010.

(2)   Based on certain information obtained from the appraisals.

---------------------------------------------------------------------------------------------------------------------------
                                         SIGNIFICANT TENANTS ROLLING IN 2011

                                                                                            % OF 2011
                                                                 SQUARE FEET     ANNUAL     BASE RENT     TENANT RENT PSF/
PROPERTY NAME                   TENANT                            EXPIRING     BASE RENT    EXPIRING(1)  MARKET RENT PSF(2)
---------------------------------------------------------------------------------------------------------------------------

EDGEWOOD PHASE I                SUPER SAVER FOODS                   73,696      $462,811      30.6%         $6.28 / 6.00
WAL-MART -- MONUMENT MALL       WAL-MART                           111,401       447,832      29.6         $4.02 / $4.00
MENARDS -- EASTVILLE            MENARDS                             64,890       201,159      13.3         $3.10 / $3.75
MONUMENT MALL                   CARMIKE CINEMAS                     12,857       139,370       9.2         $10.84 / $7.34
EDGEWOOD PHASE I                PAPER WAREHOUSE                     11,267       112,670       7.4        $10.00 / $10.00
EDGEWOOD PHASE I                GOLF USA                             4,500        42,750       2.8         $9.50 / 16.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              278,611    $1,406,592      92.9%
---------------------------------------------------------------------------------------------------------------------------
2011 TOTAL BASE RENT EXPIRING:                                                $1,514,572
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2011.

(2)   Based on certain information obtained from the appraisals.

                                    30 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MIDWEST RETAIL PORTFOLIO
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF MIDWEST RETAIL PORTFOLIO OMITTED]

                                    31 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

                      [6 PHOTOS OF FPG PORTFOLIO I OMITTED]

                                    32 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $79,210,000
CUT-OFF PRINCIPAL BALANCE:              $79,210,000
% OF POOL BY IPB:                       3.7%
LOAN SELLER:                            CIBC Inc.
BORROWER(1):                            See Footnote
SPONSOR:                                Joel Kestenbaum and Margaret
                                        Kestenbaum
ORIGINATION DATE:                       05/23/06
INTEREST RATE:                          6.1090%
INTEREST-ONLY PERIOD:                   60 months
MATURITY DATE:                          06/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        $7,790,000
ADDITIONAL DEBT TYPE:                   Mezzanine Loan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                           INITIAL                     MONTHLY
                                   ---------------------------------------------
TAXES:                                            $0                         $0
INSURANCE:                                   $16,496                     $8,248
DEFERRED MAINTENANCE:                        $18,796                         $0
CAPEX:                                            $0                    $12,219
TI/LC(2):                                 $1,345,000                    $12,219
OTHER(3):                               See Footnote               See Footnote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee
PROPERTY TYPE:                          Various
SQUARE FOOTAGE:                         1,832,897
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              100.0%
OCCUPANCY DATE:                         06/01/06
NUMBER OF TENANTS:                      12
UW NOI:                                 $7,389,386
UW NET CASH FLOW:                       $7,111,284
APPRAISED VALUE:                        $101,370,000
APPRAISAL DATE:                         04/21/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $43
CUT-OFF DATE LTV:                       78.1%
MATURITY DATE LTV:                      73.6%
UW DSCR:                                1.25x
--------------------------------------------------------------------------------

(1)     The borrower is comprised of the following single-asset entities:
        FPG-STIP Greenville, LLC, FPG-STIP Hagerstown, LLC, FPG-STIP Austin, LP,
        FPG-STIP Lewisville, LP, FPG-STIP Mason, LLC, FPG-STIP Fayetteville,
        LLC, FPG-STIP Clearwater, LLC, FPG-STIP Irving, LP, FPG-STIP Knoxville,
        LLC, FPG-STIP Claremont, LLC, FPG-STIP Middlesboro, LLC and FPG-STIP
        Columbus, LLC.

(2)     Ongoing TI/LC reserves will be collected at a rate of $146,632 per year on a monthly basis. In addition, for the first three years of the loan term, additional reserves for TI/LCs will be collected at a rate of
        $166,667 per year on a monthly basis.

(3)(a)  The lender will institute an all-excess cash flow sweep upon an event of default or a reduction of the DSCR below 1.02x (based on a 30-year amortization schedule including the mezzanine loan) for two consecutive quarters. Funds shall be remitted to the borrower in the event that the property achieves a DSCR of 1.07x (based on a 30-year amortization schedule including the mezzanine loan) for two consecutive quarters.

   (b)  The lender will institute an all-excess cash flow sweep if any tenants give notice that they will not renew their respective leases or such tenant fails to exercise the renewal option by the last possible date for exercise, or 1 year prior to lease expiration. The cash flow sweep will cease upon a satisfactory replacement tenant (or tenants) signing a lease at a market rent for at least five years, with the tenant in occupancy, paying rent and delivering a clean estoppel.

   (c)  The lender will institute an all-excess cash flow sweep if a tenant declares bankruptcy. The cash flow sweep will cease and funds will be remitted to the borrower upon (i) the tenant affirming its lease, its plan of reorganization is confirmed and the tenant emerges from bankruptcy; or (ii) a satisfactory replacement tenant (or tenants)
        signing a lease at a market rent for at least five years, with the tenant in occupancy, paying rent and delivering a clean estoppel.

   (d)  In the event that Vertis (2000-2020 Westridge Drive) is downgraded from its current rating of "B-" by S&P or "Caa2" by Moody's, the rent from the Vertis lease will be excluded from the NOI calculation to determine
        DSCR coverage. If the DSCR falls below 1.02x (based on a 30-year amortization schedule including the mezzanine loan) based upon such criteria, the lender will implement an all-excess cash flow sweep. The cash flow sweep will cease and funds will be remitted to the borrower upon Vertis achieving a minimum rating of "B-" by S&P or "Caa2" by
        Moody's.

   (e)  The lender will institute an all-excess cash flow sweep upon a monetary default by any tenant. The cash flow sweep will cease upon (a) a satisfactory replacement tenant (or tenants) signing a lease at a market rent for at least five years, with the tenant in occupancy, paying rent and delivering a clean estoppel or (b) the defaulting tenant paying all past-due rent and remaining current for at least three full calendar months.

                                    33 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                       SIGNIFICANT PORTFOLIO TENANTS
                                                                                                           LEASE
                                                                                         BASE RENT       EXPIRATION
TENANT NAME                            MOODY'S/FITCH(1)    SQUARE FEET      % OF GLA        PSF             YEAR
-------------------------------------------------------------------------------------------------------------------

BAUSCH & LOMB, INC.                        Baa3/BBB          320,427         17.5%         $2.99            2011
WEST MARINE PRODUCTS, INC.                                   287,300         15.7%         $1.92            2011
CUSTOMIZED STRUCTURES INCORPORATED                           251,564         13.7%         $2.28            2020
SPRINT NORTH SUPPLY                        Baa3/A-           182,900         10.0%         $4.40            2012
SMITHKLINE BEECHAM CORPORATION              Aa2/AA           157,207          8.6%         $3.75            2009
TEXAS LINEN COMPANY, LTD.                                    120,347          6.6%         $4.99            2028
XEROX CORPORATION                          Ba2/BB+           116,647          6.4%         $6.93            2009
SUN MICROSTAMPING                                            113,040          6.2%         $5.08            2018
VERTIS, INC.                                                  91,649          5.0%         $9.96            2012
DURA-LINE CORPORATION                                         78,816          4.3%         $2.18            2020
CNG FINANCIAL CORPORATION                                     68,000          3.7%        $13.39            2009
APRIA HEALTHCARE, INC.                     Ba1/BB-            45,000          2.5%         $9.15            2006
-------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

---------------------------------------------------------------------------------------
                                     PORTFOLIO SUMMARY

                                                     YEAR
                                   LOCATION         BUILT/        SQUARE     OCCUPANCY
PROPERTY NAME                   (CITY, STATE)     RENOVATED        FEET          %
---------------------------------------------------------------------------------------

130 Commerce Center            Greenville, SC     1983/2005      320,427       100.0%
2000-2020 Westridge Drive      Irving, TX         1986/2003       91,649       100.0%
880 Technology Drive           Fayetteville, NC   1997/1999      182,900       100.0%
5155 Financial Way             Mason, OH          2000/2004       68,000       100.0%
1301 Ridgeview Drive           Lewisville, TX     1981/1994      116,647       100.0%
1307 Smith Road                Austin, TX            1986        120,347       100.0%
1704 Mid Park Road             Knoxville, TN      1983/1989      157,207       100.0%
272 River Road                 Claremont, NH      1964/2004      251,564       100.0%
14015-55 US Highway 19N        Clearwater, FL     1984/1999      113,040       100.0%
19224 Longmeadow Road          Hagerstown, MD     1961/1973      287,300       100.0%
4060 Business Park Drive       Columbus, OH          1996         45,000       100.0%
804 South 23rd Street          Middlesboro, KY       1971         78,816       100.0%
---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                        1,832,897       100.0%
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                                                       ALLOCATED
                                                                      APPRAISED          LOAN
PROPERTY NAME                             TENANT NAME                   VALUE           AMOUNT
-------------------------------------------------------------------------------------------------

130 Commerce Center            Bausch & Lomb, Inc.                    $12,350,000     $9,650,227
2000-2020 Westridge Drive      Vertis, Inc.                            11,450,000      8,946,971
880 Technology Drive           Sprint North Supply                     10,250,000      8,009,298
5155 Financial Way             CNG Financial Corporation               10,100,000      7,892,088
1301 Ridgeview Drive           Xerox Corporation                       10,250,000      6,930,973
1307 Smith Road                Texas Linen Company, Ltd.                8,870,000      6,930,973
1704 Mid Park Road             SmithKline Beecham Corp.                 8,100,000      6,329,299
272 River Road                 Customized Structures Incorporated       8,000,000      6,251,159
14015-55 US Highway 19N        Sun Microstamping                        8,000,000      6,251,159
19224 Longmeadow Road          West Marine Products, Inc.               7,800,000      6,094,880
4060 Business Park Drive       Apria Healthcare, Inc.                   3,700,000      2,891,161
804 South 23rd Street          Dura-Line Corporation                    2,500,000      1,953,487
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                              $101,370,000    $79,210,000
-------------------------------------------------------------------------------------------------

                                    34 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The FPG Portfolio I mortgage loan is secured by a first lien mortgage in a fee interest in 12 industrial and office properties totaling 1,832,897 square feet located in New Hampshire, Texas, Florida, Kentucky, Ohio, Tennessee,
North Carolina, South Carolina and Maryland.

THE BORROWER. The borrowers, FPG-STIP Greenville, LLC, FPG-STIP Hagerstown, LLC,
FPG-STIP Austin, LP, FPG-STIP Lewisville, LP, FPG-STIP Mason, LLC, FPG-STIP
Fayetteville, LLC, FPG-STIP Clearwater, LLC, FPG-STIP Irving, LP, FPG-STIP
Knoxville, LLC, FPG-STIP Claremont, LLC, FPG-STIP Middlesboro, LLC and FPG-STIP
Columbus, LLC. are each single asset entities that are 100% owned by 184 Kent
Avenue, LLC, which is owned by Margaret Kestenbaum (43.125%), Joel Kestenbaum
(14.375%), Gitty Kestenbaum (7.5%) and Toby Hirsch (35.0%). Joel and Margaret
Kestenbaum are the loan sponsors and serve as the guarantors under the non-recourse carve-outs.

Joel and Margaret Kestenbaum have over 20 years of experience in owning, operating and developing commercial and residential properties. Joel and
Margaret Kestenbaum are the primary principals of Fortis Property Group, LLC, which is a diversified real estate investment, operating and development company headquartered in Brooklyn, New York. Current and recent real estate projects include the ownership and management of approximately 3.0 million square feet of office and industrial space and over 425 residential units.

THE PROPERTIES.

272 RIVER ROAD
--------------

272 River Road is a 251,564 square foot industrial manufacturing property situated on a 29.5-acre land parcel located in Claremont, New Hampshire. The property was built in 1964, renovated in 2004 and offers 14-20 foot clear ceiling heights, 9 dock-high doors and 200 parking spaces. The property is 100%
leased to Customized Structures Incorporated, which is subject to a 15-year triple-net lease expiring on March 31, 2020 at a rental rate of $2.28 per square foot with 2.0% annual escalations. Customized Structures Incorporated was founded in 1984, and is a designer and manufacturer of customized modular structures for residential and commercial use with customers located throughout
New England. The property serves as the tenant's headquarters and only manufacturing facility.

14015-55 US HIGHWAY 19N
-----------------------

14015-55 US Highway 19N is a 113,040 square foot industrial manufacturing property situated on a 9.54-acre land parcel located in Clearwater, Florida. The property was built in 1984, renovated in 1999 and offers 18 foot clear ceiling heights, 5 overhead doors and 45 parking spaces. The property is 100% leased to
Sun Microstamping, Inc., which is subject to a 15-year triple-net lease expiring on May 30, 2018 at a rental rate of $5.08 per square foot with 3.0% annual escalations. Sun Microstamping, Inc. was founded in 1987 and manufactures precision micro-components that are made out of various metals or plastic material for the automotive and electronics industries. The property serves as the tenant's headquarters and primary manufacturing facility.

1307 SMITH ROAD
---------------

1307 Smith Road is a 120,347 square foot warehouse/distribution property situated on a 8.07-acre land parcel located in Austin, Texas. The property was built in 1986 and offers 28 foot clear ceiling heights, 45 dock-high doors, 3 truck wells, 2 grade loading entrances and 159 parking spaces. The property is
100% leased to Texas Linen Company, which is subject to a 25-year triple-net lease expiring on October 31, 2028 at a rental rate of $4.99 per square foot.
Base rent increases to $5.48 per square foot in 2009 with 10% increases in each subsequent 5-year period. The tenant has four 5-year renewal options. Texas
Linen Company provides commercial textile services and related linen services primarily to the healthcare, dining and lodging industries, as well as other businesses in need of uniforms. The property serves as the tenant's headquarters and only production facility. The tenant has been located at the property since it was built in 1986.

804 SOUTH 23RD STREET
---------------------

804 South 23rd Street is a 78,816 square foot warehouse/distribution property situated on a 9.00-acre land parcel located in Middlesboro, Kentucky. The property was built in 1971 and offers 22-24 foot clear ceiling heights, 5 overhead doors, 5 dock-high doors and 83 parking spaces. The property is 100%
leased to Dura-Line Corporation, which is subject to a 15-year triple-net lease expiring on April 30, 2020 at a rental rate of $2.18 per square foot with annual escalations at the greater of the consumer price index, which will not exceed
2.0%. The tenant has two 5-year renewal options. Dura-Line Holdings, Inc., which was founded in 1971, is a manufacturer of high-density polyethylene pipe, duct, and conduit products used by the telecommunications, cable television, electric power, water, and natural gas industries. The property generates all of the tenant's east coast production.

4060 BUSINESS PARK DRIVE
------------------------

4060 Business Park Drive is a 45,000 square foot office/warehouse property situated on a 5.20-acre land parcel located in Columbus, Ohio. The property was built in 1996 as a built-to-suit for the tenant, Apria Healthcare, Inc.
("Apria"), and offers 24.5 foot clear ceiling heights, 7 docks, 1 drive-in door and 122 parking spaces. The property is 100% leased to Apria and subject to a
10-year triple-net lease expiring on October 31, 2006 at a rental rate of $9.15 per square foot. The tenant has two 5-year renewal options. Apria Healthcare
Group Inc. provides a broad range of home healthcare services through approximately 504 branch locations serving patients in all 50 states.
--------------------------------------------------------------------------------

                                    35 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PROPERTIES (CONTINUED).

130 COMMERCE CENTER
-------------------

130 Commerce Center is a 320,427 square foot warehouse/distribution property situated on a 18.60-acre land parcel located in Greenville, South Carolina. The property was built in 1983, renovated in 2005 and offers 20-22 foot clear ceiling heights, 18 overhead doors and 128 parking spaces. The property is 100%
leased to Bausch & Lomb, Inc., which is subject to a 20-year triple-net lease expiring on November 30, 2011 at a rental rate of $2.99 per square foot. On
December 1, 2006 the base rent steps down to $2.75 per square foot and increases by 2.0% per year thereafter. Bausch & Lomb Inc., which was founded in 1853, engages in the development, manufacture, and marketing of eye health products.
The property serves as the tenant's only North American distribution facility for Bausch & Lomb's lens care sterilized solutions and ocular vitamins. The property is located in close proximity to Bausch & Lomb's major manufacturing facility in Greenville. The tenant has been at the property since it was built in 1983.

5155 FINANCIAL WAY
------------------

5155 Financial Way is a 68,000 square foot office property situated on a
4.99-acre land parcel located in Mason, Ohio. The property was built in 2000, renovated in 2004 and offers 291 parking spaces. The property is 100% leased to
CNG Financial Corporation, which is subject to a 5-year triple-net lease expiring on October 31, 2009 at a rental rate of $13.79 per square foot with
3.0% annual escalations. The tenant has three 5-year renewal options. CNG
Financial Corporation, which was founded in 1994, is a privately-held company that provides check-cashing services and payday loans. The property serves as the tenant's headquarters.

1704 MID PARK ROAD
------------------

1704 Midpark Road is a 157,207 square foot industrial manufacturing property situated on a 9.11-acre land parcel located in Knoxville, Tennessee. The property was built in 1983, renovated in 1989 and offers 22 foot clear ceiling heights, 17 doors with levelers and 116 parking spaces. The property is 100%
leased to the SmithKline Beecham Corporation, which is subject to a 20-year triple-net lease expiring on May 31, 2009 at a flat rental rate of $3.75 per square foot. SmithKline Beecham Corporation, is a wholly-owned subsidiary of
GlaxoSmithKline plc ("GSK"), which engages in the creation, discovery, development, manufacture and marketing of pharmaceutical and consumer health-related products. All vaccines for GSK in the United States are distributed out of the property, which handles over half of the tenant's $8 billion in annual sales. The tenant has been at the property since 1989 and has consolidated operations in Memphis, Tennessee and Sparks, Nevada into the property.

880 TECHNOLOGY DRIVE
--------------------

880 Technology Drive is a 182,900 square foot warehouse/distribution property situated on a 39.3-acre land parcel located in Fayetteville, North Carolina. The property was built in 1997, renovated in 1999 and offers 24 foot clear ceiling heights, 20 dock-high doors, 6 drive-in doors and 125 parking spaces. The property is 100% leased to Spring North Supply, which is subject to a 15-year triple-net lease expiring on October 31, 2012 at a rental rate of $4.40 per square foot, which increases to $4.82 per square foot in 2007 and remains flat thereafter. Sprint North Supply is a supply chain integrator serving network service providers, manufacturers and distributors throughout North America. The property serves as the tenant's second largest nationwide distribution center.
The property is strategically located along Interstate 95.

2000-2020 WESTRIDGE DRIVE
-------------------------

2000-2020 Westridge Drive is a 91,649 square foot industrial manufacturing property situated on a 5.37-acre land parcel located in Irving, Texas. The property was built in 1986, renovated in 2003 and offers 15 dock-high doors and
228 parking spaces. The property is 100% leased to Vertis, Inc., which is subject to a 10-year triple-net lease expiring on October 13, 2012 at a rental rate of $9.96 per square foot with annual escalations of 3.0%. The tenant has two 5-year renewal options. Vertis Inc. provides targeted marketing services for over 3,000 clients. Their services include market research, media planning, advertising production, digital production and fulfillment services. The tenant consolidated all of its Dallas operations into the property 12 years ago.

19224 LONGMEADOW ROAD
---------------------

19224 Longmeadow Road is a 287,300 square foot warehouse property situated on a
19.69-acre land parcel located in Hagerstown, Maryland. The property was built in 1961, renovated in 1973 and offers 20-35 foot clear ceiling heights, 16 dock-high doors, 2 drive-in doors and 225 parking spaces. The property is 100%
leased to West Marine Products, Inc., which is subject to a 25-year triple-net lease expiring on November 30, 2011 at a rental rate of $1.92 per square foot.
The tenant has one 5-year renewal option. West Marine Products, Inc. is a wholly-owned subsidiary of West Marine, Inc., which according to Hoover's, is the number one boating supply retailer in the United States. The property serves as the tenant's only distribution center for the Northeast and Mid-Atlantic regions. The tenant has been located at the property since 1986.

1301 RIDGEVIEW DRIVE
--------------------

1301 Ridgeview Drive is a 116,647 square foot office property situated on an
8.28-acre land parcel located in Lewisville, Texas. The property was built in
1981, renovated in 1994 and offers 21 overhead doors and 418 parking spaces. The property is 100% leased to the Xerox Corporation, which is subject to a 5-year triple-net lease expiring on June 2, 2009 at a rental rate of $6.93 per square foot with annual escalations of 1.0%. The tenant has one 3-year renewal option.
Xerox Corporation develops, manufactures, markets, services and finances a range of document equipment, software, solutions and services. The tenant has been located at the property since it was built in 1981, and the property is part of the tenant's two building regional headquarters.
--------------------------------------------------------------------------------

                                    36 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RELEASE PROVISIONS.

Individual FPG Portfolio I properties may be released from the lien of the related mortgage upon the defeasance by the borrower of a principal amount equal to the greater of (a) 120% of the allocated loan amount of the property to be released and (b) such other amount which results in a remaining unpaid principal balance of the FPG Portfolio I loan supporting (i) a minimum DSCR of 1.10x on the blended actual debt service constant on the full financing (based on a
30-year amortization schedule including the mezzanine loan) and (ii) a maximum
LTV of 85% on the outstanding balance of the senior mortgage loan and mezzanine loan.

THE MARKET(1).

The following table represents certain characteristics of the FPG Portfolio I markets.

---------------------------------------------------------------------------------------------------------
                                 BASE RENT                                   MARKET          MARKET RENT
PROPERTY NAME                      (PSF)              MARKET                 VACANCY            (PSF)
---------------------------------------------------------------------------------------------------------

272 RIVER ROAD                     $2.28      Southern New Hampshire          15.25%            $3.50
14015-55 US HIGHWAY 19N            $5.08      Tampa                            6.70%            $5.76
1307 SMITH ROAD                    $4.99      Austin                          12.00%            $6.12
804 SOUTH 23RD STREET              $2.18      Middlesboro                      0.00%(1)         $2.20(1)
4060 BUSINESS PARK DRIVE           $9.15      Columbus                        13.30%            $3.00
130 COMMERCE CENTER                $2.99      Greenville-Spartanville         13.70%            $6.61
5155 FINANCIAL WAY                $13.79      Cincinnati                      21.39%           $17.46
1704 MID PARK ROAD                 $3.75      Knoxville                        9.30%            $3.53(1)
880 TECHNOLOGY DRIVE               $4.40      Fayetteville                    17.90%            $2.67(1)
2000-2020 WESTRIDGE DRIVE          $9.96      Dallas                           9.90%            $5.62
19224 LONGMEADOW ROAD              $1.92      I-81 Corridor                   13.10%            $3.50
1301 RIDGEVIEW DRIVE(2)            $6.93      Dallas                          19.20%           $15.54
---------------------------------------------------------------------------------------------------------

(1)   Represents a subset of comparable properties as provided in the respective appraisals dated April 21, 2006.

(2)   Vacancy and rental rate statistics represent Class B office space.

PROPERTY MANAGEMENT. The portfolio is managed by FPG Management, LLC and FPG
Texas Management, LP, which are affiliates of the borrower. FPG Texas
Management, LP manages the three Texas properties and FPG Management manages the remaining properties in the portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

               NUMBER OF                                         % OF BASE   CUMULATIVE    CUMULATIVE %  CUMULATIVE    CUMULATIVE %
                LEASES    SQUARE FEET  % OF GLA     BASE RENT      RENT      SQUARE FEET      OF GLA     BASE RENT     OF BASE RENT
   YEAR        EXPIRING    EXPIRING    EXPIRING      EXPIRING    EXPIRING     EXPIRING       EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP              NAP       NAP           NAP       NAP              NAP        NAP             NAP         NAP
2006 & MTM         1           45,000       2.5%     $411,756       5.3%          45,000        2.5%       $411,756         5.3%
2007               0                0       0.0             0       0.0           45,000        2.5%       $411,756         5.3%
2008               0                0       0.0             0       0.0           45,000        2.5%       $411,756         5.3%
2009               3          341,854      18.7     2,335,315      29.9          386,854       21.1%     $2,747,071        35.1%
2010               0                0       0.0             0       0.0          386,854       21.1%     $2,747,071        35.1%
2011               2          607,727      33.2     1,433,174      18.3          994,581       54.3%     $4,180,246        53.5%
2012               2          274,549      15.0     1,717,675      22.0        1,269,130       69.2%     $5,897,920        75.5%
2013               0                0       0.0             0       0.0        1,269,130       69.2%     $5,897,920        75.5%
2014               0                0       0.0             0       0.0        1,269,130       69.2%     $5,897,920        75.5%
2015               0                0       0.0             0       0.0        1,269,130       69.2%     $5,897,920        75.5%
2016               0                0       0.0             0       0.0        1,269,130       69.2%     $5,897,920        75.5%
AFTER              4          563,767      30.8     1,918,927      24.5        1,832,897      100.0%     $7,816,847       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             12        1,832,897     100.0%   $7,816,847     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain information was obtained from the FPG Portfolio I appraised dated
      April 21, 2006.

                                    37 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          SIGNIFICANT TENANTS ROLLING IN 2009

                                                                                         % OF 2009
                                                         SQUARE FEET        ANNUAL       BASE RENT     TENANT RENT PSF/
PROPERTY NAME             TENANT                          EXPIRING        BASE RENT      EXPIRING(1)  MARKET RENT PSF(2)
------------------------------------------------------------------------------------------------------------------------

1704 MIDPARK ROAD        SMITHKLINE BEECHAM CORP.          157,207         $589,526         25.2%         $3.75/$3.44
1301 RIDGEVIEW DRIVE     XEROX CORPORATION                 116,647          807,953         34.6         $6.93/$15.59
5155 FINANCIAL WAY       CNG FINANCIAL CORPORATION          68,000          937,836         40.2        $13.79/$17.76
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                      341,854       $2,335,315        100.0%
------------------------------------------------------------------------------------------------------------------------
 2009 TOTAL BASE RENT EXPIRING:                                          $2,335,315
------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2009.

(2)   Based on certain information obtained from the FPG Portfolio I appraisals dated April 21, 2006.

-------------------------------------------------------------------------------------------------------------------------
                                          SIGNIFICANT TENANTS ROLLING IN 2011

                                                                                         % OF 2011
                                                         SQUARE FEET        ANNUAL       BASE RENT      TENANT RENT PSF/
PROPERTY NAME             TENANT                          EXPIRING        BASE RENT      EXPIRING(1)   MARKET RENT PSF(2)
--------------------------------------------------------------------------------------------------------------------------

19224 LONGMEADOW ROAD    WEST MARINE PRODUCTS, INC.        287,300         $552,000         38.5%       $1.92/$3.90
130 COMMERCE CENTER      BAUSCH & LOMB INC.                320,427          881,174         61.5        $2.75/$3.27
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                      607,727       $1,433,174        100.0%
--------------------------------------------------------------------------------------------------------------------------
2011 TOTAL BASE RENT EXPIRING:                                           $1,433,174
--------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2011.

(2)   Based on certain information obtained from the FPG Portfolio I appraisals dated April 21, 2006.

--------------------------------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS ROLLING IN 2012

                                                                                          % OF 2012
                                                         SQUARE FEET       ANNUAL         BASE RENT     TENANT RENT PSF/
PROPERTY NAME                 TENANT                      EXPIRING        BASE RENT      EXPIRING(1)   MARKET RENT PSF(2)
--------------------------------------------------------------------------------------------------------------------------

880 TECHNOLOGY DRIVE          SPRINT NORTH SUPPLY          182,900         $805,224         46.9%      $4.40/$2.73
2000-2020 WESTRIDGE DRIVE     VERTIS INC.                   91,649          912,451         53.1       $9.96/$5.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                      274,549       $1,717,675        100.0%
--------------------------------------------------------------------------------------------------------------------------
2012 TOTAL BASE RENT EXPIRING:                                           $1,717,675
--------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2012.

(2)   Based on certain information obtained from the FPG Portfolio I appraisals dated April 21, 2006.

                                    38 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                 FPG PORTFOLIO I
--------------------------------------------------------------------------------

              [MAP INDICATING LOCAATION OF FPG PORTFOLIO I OMITTED]

                                    39 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              THE FACTORY BUILDING
--------------------------------------------------------------------------------

                   [3 PHOTOS OF THE FACTORY BUILDING OMITTED]

                                    40 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              THE FACTORY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $77,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $77,000,000
% OF POOL BY IPB:                       3.6%
LOAN SELLER:                            CIBC Inc.
BORROWER:                               LIC Crown Fee Owner LLC and LIC
                                        Crown Leasehold Owner LLC
SPONSOR:                                Mark Karasick
ORIGINATION DATE:                       05/31/06
INTEREST RATE:                          6.7100%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          06/01/13
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(56),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        $28,300,000
ADDITIONAL DEBT TYPE:                   Mezzanine Loan
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                       INITIAL                    MONTHLY
                                   ---------------------------------------------
TAXES:                                      $118,020                    $59,010
INSURANCE:                                  $209,388                    $19,035
ENVIRONMENTAL:                               $12,000                         $0
DEFERRED MAINTENANCE:                        $32,500                         $0
CAPEX(1):                                         $0                         $0
TI/LC(2):                                 $5,000,000                    $21,334
DEBT SERVICE(3):                          $2,000,000                         $0
OTHER(4):                               See Footnote               See Footnote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Industrial/Flex
SQUARE FOOTAGE:                         1,024,908
LOCATION:                               Long Island City, NY
YEAR BUILT/RENOVATED:                   1920 / 2006
OCCUPANCY:                              73.7%
OCCUPANCY DATE:                         04/17/06
NUMBER OF TENANTS:                      33
HISTORICAL NOI:
  2004:                                 $2,113,754
  2005:                                 $1,736,362
UW REVENUES:                            $11,123,138
UW EXPENSES:                            $3,417,350
UW NOI:                                 $7,705,788
UW NET CASH FLOW:                       $7,165,480
APPRAISED VALUE:                        $117,000,000
APPRAISAL DATE:                         12/15/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $75
CUT-OFF DATE LTV:                       65.8%
MATURITY DATE LTV:                      63.0%
UW DSCR:                                1.20x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS

                                                             SQUARE        % OF       BASE RENT       LEASE EXPIRATION
TENANT NAME                             MOODY'S/FITCH(5)       FEET        GLA          PSF                YEAR
----------------------------------------------------------------------------------------------------------------------

NEW YORK CITY BOARD OF EDUCATION            A2/NA            98,412        9.6%        $7.62               2010
JACMEL JEWELRY INC.                                          98,197        9.6%        $9.68               2011
CENTURY LETTER COMPANY, INC.                                 85,743        8.4%        $9.41               2010
----------------------------------------------------------------------------------------------------------------------

(1)     Commencing on July 1, 2009, the borrower will deposit the monthly sum of
        $12,800 into a recurring replacement reserve.

(2)     Ongoing TI/LC reserves will be collected commencing in year four of the loan term at a rate of $200,000 per year on a monthly basis, capped at
        $768,023 and replenished if drawn upon.

(3)     If the DSCR at the property (assuming a net cash flow that excludes income from dark tenants and master lease income) for the trailing 3 month period is (i) 1.10x to less than 1.15x for two consecutive quarters, then the balance of the debt service reserve will be reduced to 50% of the original amount; (ii) 1.16x to less than 1.20x for two consecutive quarters, then the balance of the debt service reserve will be reduced to 25% of the original amount; or (iii) greater than 1.20x for two consecutive quarters, then the balance of the debt service reserve will be reduced to zero.

(4)(a)  Color By Pergament Reserve. At origination, borrower deposited with the lender the sum of $19,971 to be held as additional security for the loan. It will be disbursed in 12 equal monthly installments so long as no default exists under the related loan documents.

   (b)  Free Rent Reserve. If borrower enters into a new lease (in connection with the surrender of space under the master lease) that provides for any full or partial abatement of rent at the commencement of the term of such new lease (such abatement, a "Rent Concession"; the portion of the term of such new lease in which such Rent Concession is credited,the
        "Rent Concession Period"), then as a condition to reducing the rent under the master lease prior to the end of the Rent Concession Period, the related borrower must deliver to lender, for deposit into a reserve
        (the "Free Rent Reserve"), an amount equal to the Rent Concession under such new lease. Provided that no default is continuing, on each payment date, lender shall disburse from the Free Rent Reserve (and credit to the cash collateral account maintained under the cash management agreement) an amount equal to the Rent Concession under such new lease with respect to the month in which such payment date occurs.

   (c)  Cash Collateral Reserve. If at any time the trailing quarterly DSCR is less than 1.15x for two (2) consecutive calendar quarters, the related borrower must deposit all net cash flow into a reserve (the "Cash
        Collateral Reserve"). The Cash Collateral Reserve will be released provided that no default is continuing, if the trailing quarterly DSCR for each of the prior two (2) consecutive calendar quarters is greater than or equal to 1.20x.

(5)     Ratings provided are for the parent company of the entity listed in the
        "Tenant Name" field whether or not the parent company guarantees the lease.

                                    41 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              THE FACTORY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Factory Building mortgage loan is secured by a first lien mortgage in a fee interest in a 1,024,908 square foot industrial/flex building located in
Long Island City, New York.

THE BORROWER. The borrower is LIC Crown Fee Owner LLC and LIC Crown Leasehold
Owner LLC, a single asset entity controlled by Mark Karasick who has a 30.86%
ownership interest in the borrower. The remaining ownership is syndicated to the following investors: Hanerot Enterprises, Inc. (10.20%), Sonia Corp. (9.93%),
S.E.S. Trust (9.72%), The Rubin Family Foundation (8.70%), Victor Gerstein
(4.72%), Scarlet Member LLC (3.85%), Michael DeBlasio (3.28%), Michael Targoff
(3.28%), Jeremias Family Partnership (3.26%), Wilnor Realty (3.26%), Perseus
Properties Co. (3.09%), Sam Solasz (2.92%), Howler Member LLC (1.30%), Sigmund
Freundlich (1.20%) and Jay Gaines (0.43%).

Mr. Karasick has over 15 years of experience as a real estate operator, developer and investor. Mr. Karasick currently has equity interests in 11 office and industrial properties totaling approximately 6.71 million square feet, located in New York, New Jersey and Pennsylvania.

THE PROPERTY. The Factory Building is a 6-story and part 10-story, 1,024,908 square foot industrial/flex building situated on a 2.76-acre land parcel located in Long Island City, Queens, New York. The property occupies a full block bounded by 47th Avenue to the south, 31st Street to the west, 48th Avenue to the north and 30th Place to the east. The property was originally built in 1920, renovated in 2006 and offers 3 tailboard loading docks, 14 drive-in gates, 5 passenger elevators, 9 freight elevators and 225 parking spaces. The property has 12 foot clear ceiling heights. The property's Net Rentable Area ("NRA") is currently utilized as follows: ground floor retail space (2.4% of NRA), office space (18.5% of NRA) and industrial/warehouse space (79.1% of NRA).

The property is currently 73.7% leased to 33 tenants. The property's largest tenant is the New York City Board of Education, which offers specialized training and development in the fields of arts and technology for high school students in grades 7-12 and services approximately 506 students. The tenant occupies 98,412 square feet (9.6% of NRA) subject to a 15-year lease expiring in
2010 and has been in occupancy at the property since 1995.

Jacmel Jewelry Inc., the property's second largest tenant, was founded in 1977 and is one of the largest manufacturers and distributors of fine jewelry to various department stores and discount chains. The tenant occupies 98,197 square feet (9.6% of NRA) subject to a 13-year lease expiring in July 2011 and has been in occupancy at the property since 1992.

Century Letter Company, Inc., the property's third largest tenant, was founded in 1932 and services the direct mail marketing business by providing assistance in data management, data processing, personalized printing and technological innovation. The tenant occupies 85,743 square feet (8.4% of NRA), subject to a
10.5-year lease expiring in March 2010 with one 5-year renewal option.

The remaining tenancy consists of a mix of warehouse, light manufacturing, technical and office users, with retail along the ground floor.

THE MASTER LEASE.
-----------------

At origination, the borrower entered into a master lease with Mark Karasick, the loan sponsor, for the vacant space at the property at an annual rent of
$3,376,653. As new leases are executed, that space will be surrendered from the master lease, and annual rent under the master lease will be reduced dollar-for-dollar by an amount equal to the initial annual fixed rent payable under each new lease, or the incremental difference between the new rent and old rent for any replacement tenant, provided that the property's resulting DSCR remains at 1.20x. Each new tenant lease shall be on market terms at the time of execution and shall be subject to the lender's approval. When the underwritten net cash flow, excluding the master lease, reaches $7.0 million per year (which equates to a 1.20x DSCR), the master lease will be terminated.
--------------------------------------------------------------------------------

                                    42 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              THE FACTORY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MARKET.(1) The property is located in Long Island City, Queens, New York, which is bordered by Bridge Plaza North and Northern Boulevard to the north,
72nd Street to the east, Maurice Avenue and Newtown Creek to the south, and the
East River to the west. Land use breakdown in Long Island City is as follows:
Industrial -- 30%, Residential -- 25%, Outdoor Recreation -- 14%,
Transportation/Utility Facilities -- 7%, Public Facilities -- 6%, Parking
Facilities -- 6%, Commercial -- 5% and Vacant Land -- 6%. The property is accessible via New York City's public transportation system, including the #7 subway line located a few blocks northeast of the property, and regional highways that include the Brooklyn-Queens Expressway (I-278) and Long Island
Expressway (I-495).

INDUSTRIAL MARKET
-----------------

The property is located in the Northwest Queens industrial submarket, which contains 849 buildings, consisting of approximately 30.8 million square feet.
The submarket inventory has been stable since 1996 with limited new development over the last decade, with only one property (approximately 90,000 square feet)
that is currently under construction. As of the fourth quarter of 2005, the submarket exhibited an occupancy rate of 95.2%, which represents a 2.0%
improvement over the fourth quarter of 2004 occupancy rate of 93.3%. As of the fourth quarter of 2005 the average gross industrial rental rate was $10.84 per square foot, which represents a 15.4% improvement over the average gross industrial rental rate of $9.39 per square foot for the fourth quarter of 2004.
In 2005, the Northwest Queens industrial submarket exhibited a positive absorption of 575,763 square feet.

OFFICE MARKET
-------------

The property is located in the Northwest Queens office submarket, which contains 151 Class B/C buildings consisting of approximately 6.9 million square feet. Inventory has been stable since 1996 with limited new development. As of the fourth quarter of 2005, the submarket exhibited an occupancy rate of 90.3%, which represents a 4.3% increase over the occupancy rate of 86.6% for the fourth quarter of 2004. As of the fourth quarter of 2005, the average gross rental rate for class B/C office space in the submarket was $17.84 per square foot, which represents a 7.1% decrease over the gross rental rate of $19.21 per square foot for the fourth quarter of 2004. In 2005, the Northwest Queens office submarket exhibited an absorption of 264,066 square feet.

PROPERTY MANAGEMENT. The property is managed by Newmark & Company Real Estate,
Inc., a full service real estate firm, which manages more than 37 million square feet of commercial space.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Factory Building appraisal dated
      December 15, 2005.

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE       % OF                  % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT   % OF BASE RENT
YEAR           EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

VACANT            NAP        269,857     26.3%           NAP       NAP         269,857      26.3%        NAP            NAP
2006 & MTM         6          72,191      7.0       $387,827       5.4%        342,048      33.4%       $387,827        5.4%
2007               3          94,596      9.2        849,386      11.9         436,644      42.6%     $1,237,212       17.3%
2008               2          26,076      2.5        231,859       3.2         462,720      45.1%     $1,469,071       20.5%
2009               3          20,341      2.0        238,017       3.3         483,061      47.1%     $1,707,088       23.8%
2010               4         188,613     18.4      1,623,361      22.7         671,674      65.5%     $3,330,449       46.5%
2011               3         114,273     11.1      1,158,154      16.2         785,947      76.7%     $4,488,604       62.7%
2012               0               0      0.0              0       0.0         785,947      76.7%     $4,488,604       62.7%
2013               1           3,417      0.3         53,188       0.7         789,364      77.0%     $4,541,792       63.4%
2014               4          84,983      8.3        923,147      12.9         874,347      85.3%     $5,464,939       76.3%
2015               2          68,917      6.7        766,253      10.7         943,264      92.0%     $6,231,193       87.0%
2016               0               0      0.0              0       0.0         943,264      92.0%     $6,231,193       87.0%
AFTER              3          81,644      8.0        931,554      13.0       1,024,908     100.0%     $7,162,747      100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL             31       1,024,908      100%    $7,162,747     100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    43 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              THE FACTORY BUILDING
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF THE FACTORY BUILDING OMITTED]

                                    44 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    45 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

                   [5 PHOTOS OF LIGHTSTONE PORTFOLIO OMITTED]

                                    46 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $73,900,000
CUT-OFF DATE PRINCIPAL BALANCE:         $73,900,000
% OF POOL BY IPB:                       3.5%
LOAN SELLER:                            CIBC Inc.
BORROWER:                               Martinsburg Mall LLC, Shenago
                                        Valley Mall LLC, Bradley Square Mall
                                        LLC, Mount Berry Square Mall LLC
SPONSOR:                                Lightstone Holdings LLC
ORIGINATION DATE:                       06/08/06
INTEREST RATE:                          5.9300%
INTEREST-ONLY PERIOD:                   24 months
MATURITY DATE:                          07/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(23), Def(93), O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        $7,000,000 (B-Note), $11,200,000
                                        (Mezzanine Loans)(1)
ADDITIONAL DEBT TYPE:                   B-Note, Mezzanine Loans(1)
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                          INITIAL                    MONTHLY
                                   ---------------------------------------------
TAXES:                                      $138,863                    $23,144
INSURANCE:                                  $690,290                   $115,048
CAPEX:                                       $31,757                    $31,757
TI/LC(2):                                    $31,757                    $31,757
HOLDBACK(3):                              $3,000,000                         $0
OTHER(4)                                See Footnote               See Footnote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio
TITLE:                                  Fee & Leasehold
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         1,905,421
LOCATION:                               Various
YEAR BUILT/RENOVATED:                   Various
OCCUPANCY:                              90.7%
OCCUPANCY DATE:                         03/23/06
NUMBER OF TENANTS:                      179
HISTORICAL NOI:
2005:                                   $7,113,963
UW REVENUES:                            $17,346,154
UW EXPENSES:                            $9,682,844
UW NOI:                                 $7,663,309
UW NET CASH FLOW:                       $7,044,030
APPRAISED VALUE:                        $100,530,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $39
CUT-OFF DATE LTV:                       73.5%
MATURITY DATE LTV:                      65.0%
UW DSCR:                                1.33x
--------------------------------------------------------------------------------

(1)   A mezzanine loan with a principal balance of $8,600,000 as of the date of the origination of the related mortgage loan has been incurred by an owner of the related borrower to another owner of the related borrower. In addition, a mezzanine loan with a principal balance of $2,600,000 as of the date of the origination of the related mortgage loan has been incurred by an owner of the related borrower to another owner of the related borrower.

(2)   The TI/LC reserve is capped at $2,500,000 (the "Initial TI/LC Reserve
      Cap") and will be replenished if drawn upon. Beginning in January 2009, the borrower will be required to make additional monthly deposits in an amount of $50,000 into the TI/LC reserve subject to the Initial TI/LC
      Reserve Cap and will be replenished if drawn upon. In the event that an anchor tenant gives notice of non-renewal, the lender will sweep all rents attributable to such lease into the TI/LC reserve subject to the TI/LC
      Reserve Cap.

(3)   At origination, the borrower deposited $3,000,000 into a cash collateral reserve (the "Holdback Reserve"). The borrower may draw on funds from the
      Holdback Reserve in connection with new leases signed at the properties provided that the following conditions are met: (i) the tenant is in occupancy and paying rent, (ii) a DSCR greater than or equal to 1.25x on the outstanding senior loan balance, (iii) EGI of no less than
      $17,300,000, (iv) base rent of no less than $9,000,000 and (v) no more than $1,163,000 of EGI may be attributed to tenants paying percentage rent in lieu of base rent.

(4)   Upon an event of default or a DSCR trigger event (two consecutive quarters whereby the DSCR, based upon a blended actual debt service constant
      (30-year amortization including the B-Note), falls below 1.07x) lender will sweep all excess cash flow into a cash flow sweep account.

--------------------------------------------------------------------------------------------------------
                                    SIGNIFICANT PORTFOLIO TENANTS

                                       NUMBER OF     SQUARE      % OF      BASE RENT          LEASE
TENANT NAME      MOODY'S/ FITCH(1)      STORES        FEET        NRA         PSF        EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------

J.C. PENNEY          Baa3/BBB-             4         322,654     16.9%       $2.36        2009 & 2011(2)
SEARS                 Ba1/BB+              4         302,576     15.9%       $2.78        2010 & 2011(3)
BELK'S                                     3         205,786      7.7%       $2.66        2007 & 2011(4)
--------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Lease Expirations of 2011 (five 5-year renewal options), 2011 (six 5-year renewal options), 2009 (one 5-year renewal option), 2011 (five 5-year renewal options) for Bradley Square Mall, Martinsburg Mall, Shenango
      Valley Mall, and Mount Berry Square Mall, respectively

(3)   Lease Expirations of 2010 (three 5-year renewal options), 2011 (four
      5-year renewal options), 2010 (one 5-year renewal options), and 2011
      (seven 5-year renewal options) for Bradley Square Mall, Martinsburg Mall,
      Shenango Valley Mall, and Mount Berry Square Mall, respectively.

(4)   Lease Expirations of 2011 (six 5-year renewal options), 2007 (six 5-year renewal options) and 2011 (six 5-year renewal options) for Bradley Square
      Mall, and the two Mount Berry Square Mall leases, respectively.

                                    47 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                    PORTFOLIO SUMMARY

                          LOCATION           YEAR BUILT/      SQUARE
PROPERTY NAME           (CITY, STATE)         RENOVATED        FEET        OCCUPANCY %
--------------------------------------------------------------------------------------

BRADLEY SQUARE         Cleveland, TN          1991/2005        385,214        88.6%
MARTINSBURG            Martinsburg, WV        1981/1998        552,335        93.3%
SHENANGO VALLEY        Hermitage, PA          1967/1997        490,492        93.9%
MOUNT BERRY SQUARE     Rome, GA               1991/1999        477,380        85.9%
--------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                                     1,905,421        90.7%
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                 APPRAISED        ALLOCATED
PROPERTY NAME                     ANCHOR TENANTS                   VALUE         LOAN AMOUNT
---------------------------------------------------------------------------------------------

BRADLEY SQUARE         JC Penney, K-Mart, Belk's, Sears          $16,400,000     $12,615,000
MARTINSBURG            Wal-Mart, Sears, JC Penney, Bon-ton        33,900,000      27,825,000
SHENANGO VALLEY        JC Penney, Kaufmann's, Sears               15,800,000      13,470,000
MOUNT BERRY SQUARE     Proffitts, Belk's, JC Penney, Sears        34,430,000      20,530,000
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                                        $100,530,000     $73,900,000
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Lightstone Portfolio mortgage loan is secured by a first lien mortgage in a fee interest in three regional malls totaling 1,414,929 feet located in Cleveland, Tennessee, Martinsburg, West Viginia, Rome, Georgia and a
leasehold interest in a 490,492 square foot regional mall located in Hermitage,
Pennsylvania.

THE BORROWER. The borrower is comprised of four single asset entities, three of which are controlled by Lightstone Member LLC and one of which is controlled by
PRC Member LLC, each of which is owned by affiliates of David Lichtenstein
(71%) and Presidential Realty Corporation (29%). Mr. Lichtenstein is the
founder and sole owner of the Lightstone Group, which owns and operates approximately 20,000 multifamily units, 27 million square feet of office, industrial and retail space, and 23 factory-outlet malls totaling approximately
6.7 million square feet. The loan sponsor, Lightstone Holdings, LLC, currently has a real estate portfolio containing multifamily properties totaling approximately 2,700 units and commercial properties totaling approximately 5.6 million square feet.

THE PROPERTIES. The Lightstone Portfolio consists of four regional malls totaling 1,905,421 square feet located in Cleveland, Tennessee,
Martinsburg, West Viginia, Rome, Georgia, and Hermitage, Pennsylvania.

BRADLEY SQUARE MALL
-------------------

Bradley Square is a 385,214 square foot regional mall situated on a 77.5-acre land parcel located in Cleveland, Tennessee. The property was built in 1991, renovated in 2005 and offers 2,201 parking spaces (5.7 spaces per 1,000 square feet). The property is the only regional mall within a 25-mile radius.

The property is 88.6% occupied by 40 tenants, with 4 anchor tenants occupying
62.4% of the net rentable area ("NRA"). The property's anchor tenants include
K-Mart (22.4% of NRA, 2005 sales of $206 per square foot, occupancy cost of
2.1%), Belk's (15.5% of NRA, 2005 sales of $231 per square foot, occupancy cost of 2.2%), Sears (13.2% of NRA, 2005 sales of $160 per square foot, occupancy cost of 2.4%) and JC Penney (11.2% of NRA, 2005 sales of $160 per square foot, occupancy cost of 2.3%). The property's 36 in-line tenants (37.5% of NRA)
include national retailers such as Aeropostale, American Eagle Outfitters, Bath
& Body Works, Hibbett Sports and Radio Shack. The property also contains five pad sites that are ground leased to Apple South, AmSouth Bank of Tennessee,
Bank of Cleveland, O'Charley's and Steak' N Shake. In 2005, the in-line tenants exhibited sales of $233 per square foot equating to an occupancy cost of 12.0%.

MARTINSBURG MALL
----------------

Martinsburg is a 552,335 square foot regional mall situated on a 79.18-acre land parcel located in Martinsburg, West Virginia. The property was built in
1981, renovated in 1998 and offers 2,768 parking spaces (5.0 spaces per 1,000 square feet). The property is the only regional mall within an 18-mile radius.

The property is 94.0% occupied by 58 tenants, with 4 anchor tenants occupying
70.2% of the NRA. The property's 4 anchor tenants include Wal-Mart (35.2% of
NRA, 2005 sales of $264 per square foot, occupancy cost of 0.9%), Sears (13.7%
of NRA, 2005 sales of $151 per square foot, occupancy cost of 2.7%), Bon-Ton
(11.9% of NRA, $140 per square foot, occupancy cost of 2.5%), and JC Penney
(9.3% of NRA, $140 per square foot, occupancy cost of 2.7%). The property's 54 in-line tenants (29.8% of NRA) include national retailers such as Footlocker,
Pacific Sunwear, Waldenbooks, Kay Jewelers, FYE and Radio Shack. In 2005, the
in-line tenants exhibited sales of $266 per square foot equating to an occupancy cost of 14.4%. The property also contains three pad sites, which are ground leased to Apple South, Cracker Barrel, Martins Grocery and Wendy's.

SHENANGO VALLEY MALL
--------------------

Shenango Valley is a 490,492 square foot regional mall situated on a 45.89-acre land parcel located in Hermitage, Pennsylvania. The property was built in 1967, renovated in 1997 and offers 2,466 parking spaces (4.86 parking spaces per
1,000 square feet). The property is the only regional mall within a 25-mile radius.

The property is 93.9% occupied by 37 tenants, with 3 anchor tenants occupying
78.3% of NRA. The property's 3 anchor tenants include JC Penney (36.1% of NRA,
2005 sales of $99 per square foot, occupancy cost of 2.1%), Kaufmann's (21.4%
of NRA, 2005 sales of $149 per square foot, occupancy cost of 0.8%) and Sears
(27.1% of NRA, 2005 sales of $168 per square foot, occupancy cost of 1.3%). The property's 29 in-line tenants (21.7% of NRA) include national retailers such as
Aeropostale, American Eagle Outfitters, FYE and Waldenbooks. In 2005, the
in-line tenants exhibited sales of $244 per square foot equating to an occupancy cost of 15.2%. The property also contains three pad sites, ground leased to Sears Auto Center, Wendy's and JC Penney (sub-leased to Firestone).
--------------------------------------------------------------------------------

(1)   Proffitt's was converted to a Belk's Home & Kids during the first quarter of 2006, accordingly, the sales represented above are that of Proffitt's.

                                    48 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MOUNT BERRY SQUARE MALL
-----------------------

Mount Berry Square is a 477,380 square foot regional mall situated on an
89.0-acre land parcel located in Rome, Georgia. The property was built in 1991, renovated in 1999 and offers 2,938 parking spaces (6.2 spaces per 1,000 square feet). The property is the only regional mall within a 25-mile radius.

The property is 86.7% occupied by 54 tenants, with 4 anchor tenants occupying
56.5% of the NRA. The property's 4 anchor tenants include Belk's (16.8% of NRA,
2005 sales of $82 per square foot, occupancy cost of 4.3%), Sears (15.1% of
NRA, 2005 sales of $155 per square foot, occupancy cost of 2.1%), Proffitt's
(13.8% of NRA, 2005 sales of $139 per square foot, occupancy cost of 1.2%)1, and JC Penney (10.8% of NRA, 2005 sales of $119 per square foot, occupancy cost of 3.2%). The property's 50 in-line tenants (43.5% of NRA) include national retailers such as Aeropostale, American Eagle Outfitters, Bath & Body Works,
Express, Lane Bryant, and Victoria's Secret. In 2005, the in-line tenants exhibited sales of $264 per square foot equating to an occupancy cost of 14.1%.
The property also contains three undeveloped out-parcels.

RELEASE PROVISIONS
------------------

Individual Lightstone Portfolio properties may be released from the lien of the related mortgage upon defeasance by the borrower of a principal amount equal to or greater of (a) 130%, 130%, 120% and 125%, of the allocated loan amounts of
Bradley Square Mall, Martinsburg Mall, Shenango Valley Mall and Mount Berry
Square Mall, respectively and (b) such other amount which results in a remaining unpaid principal balance of the Lightstone Portfolio loan supporting
(i) a minimum DSCR of 1.30x on the actual debt service constant on the first mortgage financing (the "A-Note") and 1.07x on the blended actual debt service constant on the full financing (A-Note and B-Note) and (ii) a maximum LTV of
75% on the A-Note and 80% on the full financing (A-Note and B-Note). In addition, the Wal-Mart space at Martinsburg Mall may be released from the lien of the related mortgage upon defeasance by the borrower of a principal amount equal to the greater of $15,000,000 and the amount set forth in clause (b)
above.

THE MARKET(1).

BRADLEY SQUARE MALL
-------------------

The property is located in Cleveland, Bradley County, Tennessee, at the intersection of US Highway 11 and Paul Huff Parkway. The property is located 1 mile east of Interstate 75, which provides direct access to Chattanooga, located approximately 25 miles south of the property. The property is situated in an infill location with a Super Wal-Mart anchored retail center and the
Hickory Grove Shopping Center (anchored by Lowe's, TJ Maxx, Goody's, Petco and
Pier 1) located on the opposite side of Paul Huff Parkway.

The property is located within the Cleveland Metropolitan Statistical Area
("MSA"), which has exhibited a population growth at an annual compounded rate of 1.19% over the last five years and in 2005 had a population of 111,300. The property draws from a 30-mile trade area, which has a population of approximately 622,000 with a median household income of $52,875. The nearest competitive regional mall, Hamilton Place, is located 25 miles south of the property and is anchored by Dillard's, JC Penney, Proffitt's and Sears.

MARTINSBURG MALL
----------------

The property is located in Martinsburg, Berkeley County, West Virginia, approximately 20 miles from Hagerstown and 94 miles from Baltimore, Maryland.
The property is located immediately southeast of the intersection of County
Highway 45 and Interstate 81, which serves as the primary north/south commercial thoroughfare within the Martinsburg area, providing direct access to neighboring communities within Maryland, Virginia and West Virginia. The property's immediate area contains various national retailers such as K-Mart,
Lowe's, Office Max and a Regal Cinema movie theater.

The property is located within the Martinsburg/Hagerstown MSA, which had a population of approximately 97,300 in 2005. The property draws from a 10-mile trade area, which has a population of 92,999 with a median household income of
$56,106. The nearest regional malls are located outside of the property's trade area and include Valley Mall, which is located approximately 18 miles north of the property and Apple Blossom Mall, which is located approximately 25 miles south of the property.

--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Bradley Square, Martinsburg,
      Shenango Valley, and Mount Berry Square appraisals dated May 4, 2006,
      April 27, 2006, May 8, 2006, and April 24, 2006, respectively.

                                    49 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHENANGO VALLEY MALL
--------------------

The property is located in the City of Hermitage, Mercer County, Pennsylvania,
at the intersection of State Road 62 and State Route 18, which is a four-lane north/south roadway that directly links to Interstate 80, located approximately
3.5 miles south of the property. The property is situated in an infill location with various national retailers including a Staples, K-Mart, and Lowe's within
1.5 miles of the property. In addition, Hermitage Crossing is located 0.5 miles north of the property and is a 366,000 square foot newly constructed shopping center that was completed in April 2006 and is anchored by a Super Wal-Mart.

The property is located within Mercer County, which in 2005 had a population and median household income of 117,700 and $40,693, respectively. The 2006 estimate of the population and median household income within the property's
15-mile trade area was 237,238 and $38,548, respectively. The closest competitive major retail centers include Eastwood Mall, which is located approximately 18 miles west of the property and Southern Park Mall, which is located approximately 20 miles southwest of the property.

MOUNT BERRY SQUARE MALL
-----------------------

The property is located at the intersection of Three Mile Road and Martha Berry
Highway (US 27), approximately 2.9 miles north of the central business district in the City of Rome, Floyd County, Georgia. Neighboring land uses include a mix of commercial and retail developments along Martha Berry Highway, as well as the main campus for Berry College, which is situated on approximately 20,000 acres of land. The property is situated in proximity to several discount and big box retailers located to the south and east, including Wal-Mart
Supercenter, Sam's Club, Home Depot and Big K-Mart.

The property is located within Floyd County, which in 2006 has an estimated population and median household income of $95,400 and $72,200, respectively.
Within the property's 25-mile trade area, the population has grown at an annual rate of 1.69% over the past five years and in 2006 had an estimated population of 286,773 with a median household income of $53,351. The nearest regional malls are Walnut Square Mall and Town Center at Cobb, which are located approximately 38 miles and 45 miles from the property, respectively.

PROPERTY MANAGEMENT. The property is managed by Prime Retail Property
Management, LLC, which is an affiliate of the borrower.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE       % OF                  % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE     CUMULATIVE
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT   % OF BASE RENT
 YEAR          EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

VACANT              0        177,479       9.3%          NAP       NAP         177,479       9.3%            NAP        NAP
2006 & MTM         25         98,497       5.2      $939,824      10.4%        275,976      14.5%       $939,824       10.4%
2007               36        168,156       8.8     1,037,678      11.5         444,132      23.3%     $1,977,502       22.0%
2008              222         63,303       3.3       881,395       9.8         507,435      26.6%     $2,858,897       31.8%
2009               16        230,878      12.1       911,652      10.1         738,313      38.7%     $3,770,549       41.9%
2010               14        183,978       9.7       845,877       9.4         922,291      48.4%     $4,616,426       51.3%
2011               18        708,781      37.2     2,254,269      25.1       1,631,072      85.6%     $6,870,695       76.4%
2012                9        175,702       9.2       874,629       9.7       1,806,774      94.8%     $7,745,324       86.1%
2013               12         33,648       1.8       555,802       6.2       1,840,422      96.6%     $8,301,126       92.3%
2014                4         16,965       0.9       246,800       2.7       1,857,387      97.5%     $8,547,926       95.0%
2015                4         10,721       0.6       119,626       1.3       1,868,108      98.0%     $8,667,553       96.3%
> 2016              9         27,898       1.5       265,453       3.0       1,896,006      99.5%     $8,933,005       99.3%
AFTER              10          9,415       0.5        65,000       0.7       1,905,421     100.0%     $8,998,005      100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL             179      1,905,421     100.0%   $8,998,005     100.0%
                  ===      =========     =====    ==========     =====       =========     ======     ==========      ======
---------------------------------------------------------------------------------------------------------------------------------

                                    50 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        SIGNIFICANT TENANTS ROLLING IN 2011

                                                SQUARE FEET     ANNUAL      % OF 2011 BASE         TENANT RENT
 PROPERTY NAME                     TENANT        EXPIRING     BASE RENT    RENT EXPIRING(1)   PSF/MARKET RENT PSF(2)
--------------------------------------------------------------------------------------------------------------------

BRADLEY SQUARE MALL,
MARTINSBURG MALL, MOUNT
BERRY SQUARE MALL                  J.C Penney        94,759     $355,101        15.75%              $3.75/NAV
MARTINSBURG MALL, MOUNT
BERRY SQUARE MALL                  Sears            147,664      479,902        21.29               $3.25/NAV
BRADLEY SQUARE MALL, MOUNT
BERRY SQUARE MALL                  Belk's           140,048      528,624        23.45               $3.77/NAV
MARTINSBURG MALL                   Wal-Mart         194,433      387,481        17.19               $1.99/NAV
--------------------------------------------------------------------------------------------------------------------
TOTAL                                               576,904   $1,751,108        77.68%
--------------------------------------------------------------------------------------------------------------------
2011 TOTAL BASE RENT EXPIRING:                                $2,254,269
--------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on total rent collected in 2011.

(2)   Based on certain information from the Bradley Square, Martinsburg and
      Mount Berry Square appraisals dated May 4, 2006, April 27, 2006 and April
      24, 2006, respectively.

                                    51 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF LIGHTSTONE PORTFOLIO OMITTED]

                                    52 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

LIGHTSTONE PORTFOLIO - BRADLEY SQUARE MALL
------------------------------------------

        [SITE PLAN OF LIGHTSTONE PORTFOLIO - BRADLEY SQUARE MALL OMITTED]

LIGHTSTONE PORTFOLIO - MARTINSBURG MALL
---------------------------------------

         [SITE PLAN OF LIGHTSTONE PORTFOLIO - MARTINSBURG MALL OMITTED]

                                    53 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                              LIGHTSTONE PORTFOLIO
--------------------------------------------------------------------------------

LIGHTSTONE PORTFOLIO - MOUNT BERRY SQUARE MALL
----------------------------------------------

      [SITE PLAN OF LIGHTSTONE PORTFOLIO - MOUNT BERRY SQUARE MALL OMITTED]

LIGHTSTONE PORTFOLIO - SHENANGO VALLEY MALL
-------------------------------------------

       [SITE PLAN OF LIGHTSTONE PORTFOLIO - SHENANGO VALLEY MALL OMITTED]

                                    54 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    55 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                             SCOTTSDALE PLAZA RESORT
--------------------------------------------------------------------------------

                  [3 PHOTOS OF SCOTTSDALE PLAZA RESORT OMITTED]

                                    56 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                             SCOTTSDALE PLAZA RESORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $65,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $65,000,000
% OF POOL BY IPB:                       3.1%
LOAN SELLER:                            CIBC Inc.
BORROWER:                               The Scottsdale Plaza Resort,
                                        L.L.C.
SPONSOR:                                John Dawson
ORIGINATION DATE:                       05/31/06
INTEREST RATE:                          6.3200%
INTEREST ONLY PERIOD:                   N/A
MATURITY DATE:                          06/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                      INITIAL                        MONTHLY
                                   ---------------------------------------------
TAXES:                                   $324,647                       $64,929
INSURANCE:                               $180,184                       $30,031
FF&E(1):                                 $101,733                      $101,733
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Hotel -- Full Service
ROOMS:                                  404
LOCATION:                               Scottsdale, AZ
YEAR BUILT/RENOVATED:                   1973/2003
OCCUPANCY:                              66.7%
OCCUPANCY DATE:                         03/31/06
HISTORICAL NOI:
  2004:                                 $5,447,625
  2005:                                 $8,162,636
TTM AS OF 03/31/06:                     $9,847,099
UW REVENUES:                            $33,780,841
UW EXPENSES:                            $24,451,953
UW NOI:                                 $9,328,888
UW NET CASH FLOW:                       $7,977,654
APPRAISED VALUE:                        $104,000,000
APPRAISAL DATE:                         04/24/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                 $160,891
CUT-OFF DATE LTV:                       62.5%
MATURITY DATE LTV:                      53.5%
UW DSCR:                                1.65x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              HOTEL OPERATING HISTORY

                                   2004                    2005           T-12 ENDING 03/31/06       UNDERWRITTEN
------------------------------------------------------------------------------------------------------------------

OCCUPANCY                              57.2%                   66.1%                      66.7%              68.5%
AVERAGE DAILY RATE (ADR)            $127.67                 $129.98                    $139.98            $145.00
REVPAR                               $72.96                  $85.89                     $93.59             $99.33
REVENUE                         $25,460,692             $29,849,683                $32,284,068        $33,780,841
EXPENSES                        $20,013,067             $21,687,046                $22,436,969        $24,451,953
NOI                              $5,447,625              $8,162,636                 $9,847,099         $9,328,888
FF&E                             $1,018,428              $1,193,987                 $1,291,356         $1,351,234
CASH FLOW                        $4,429,197              $6,968,649                 $8,555,743         $7,977,654
OCCUPANCY PENETRATION                  81.7%(2)                89.2%(3)                   97.2%               N/A
ADR PENETRATION                       102.0%(2)                98.5%(3)                   99.2%               N/A
REVPAR PENETRATION                     83.3%(2)                87.9%(3)                   96.4%               N/A
------------------------------------------------------------------------------------------------------------------

(1)   A contractual FF&E reserve of 4.07% of total revenues will be collected on a monthly basis.

(2)   Based on data for the trailing twelve months ending March 31, 2004.

(3)   Based on data for the trailing twelve months ending March 31, 2005.

                                    57 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                             SCOTTSDALE PLAZA RESORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Scottsdale Plaza Resort mortgage loan is secured by a first lien mortgage in a fee interest in a 404-room full service convention/resort hotel located in Scottsdale, Arizona.

THE BORROWER. The borrower is The Scottsdale Plaza Resort, L.L.C., a single asset entity owned by John Dawson (99%), the loan sponsor, and Plaza Management
Corporation (1%), which is wholly-owned by Mr. Dawson. Mr. Dawson has over 40 years of experience in the development, construction, and management of multifamily properties, office buildings, shopping centers, and hotels. Mr.
Dawson has owned the property since 1976.

THE PROPERTY. Scottsdale Plaza Resort is a Class A, 404-room full service convention/resort hotel situated on a 37.1 acre land parcel located in
Scottsdale, Arizona. The property was developed in 1973 with 224 guestrooms. The borrower acquired the property in 1976 and added an additional 180 guestrooms in
1985. Since 2002, the borrower has invested approximately $6.0 million in interior and exterior renovations. The borrower's current tax basis in the property is approximately $8.0 million.

The property offers 30,000 square feet of meeting space consisting of 9 conference rooms, the largest being the Grand Ballroom, which contains 10,080 square feet and can be subdivided into four conference rooms. The property also offers amenities such as five outdoor swimming pools, two restaurants, two lounges, five tennis courts, a full-service business center, a spa/salon, a fitness room and 574 parking spaces. The property is also located in close proximity to several championship golf courses, including two offered by the
Tournament Players Club of Scottsdale.

The property primarily services the group/meeting segment. In 2005, 68,824 room nights were sold to the group/meeting segment at an average daily rate ("ADR")
of $139.48, which accounted for 70.6% of the property's total room revenue, with
28,604 room nights sold to transient guests at an ADR of $107.19. As of December
31, 2005, the subject pre-sold 33,186 room nights for calendar year 2006 at an
ADR of $176.73, which represents a 14.3% increase in ADR compared to pre-sales during the prior 12 month period.

OCCUPANCY
---------

As of the trailing twelve months ("TTM") ending March 31, 2006, the property's occupancy increased to 66.9% from 58.7% during the prior 12 month period.
According to the property's Smith Travel Accommodations Report dated April 22,
2006 ("STAR Report"), the property's occupancy penetration increased to 97.2%
from 89.2% during the prior 12 month period.

ADR
---

As of the TTM ending March 31, 2006, the property's ADR increased to $139.98 from $130.86 during the prior 12 month period. According to the property's STAR
Report, the property's ADR penetration increased to 99.2% from 98.5% during the prior 12 month period.

REVPAR
------

As of the TTM ending March 31, 2006, the property's RevPar increased to $93.59 from $76.78 during the prior 12 month period. According to the property's STAR report, the property's RevPar penetration increased to 96.4% from 87.9% during the prior 12 month period.

THE MARKET.(1) The property is located in Scottsdale, Arizona, approximately 15 miles northeast of the Phoenix central business district. The property is situated approximately nine miles north of the Phoenix Sky Harbor International
Airport and is located along the Scottsdale Road Corridor, which serves as the primary north/south artery through the eastern portion of the Phoenix metropolitan area.

The Scottsdale hotel market is driven primarily by business/commercial demand due to the many surrounding corporate offices in the area. Tourism in the hotel market is also generated by the warm climate, attractions in downtown
Scottsdale, and a wide variety of recreational options including over 200 golf courses. In addition, Downtown Scottsdale, which is approximately 3 miles south of the property, offers attractions such as Old Town Scottsdale, Scottsdale
Stadium, Scottsdale's Fifth Avenue Shopping District, Main Street Arts &
Antiques District, the Marshall Way Arts District and Scottsdale Fashion Square,
the largest retail destination in the southwestern United States, comprising approximately 2.38 million square feet of retail and entertainment space.

OCCUPANCY
---------

Based on the property's STAR report, the occupancy for the competitive set for the TTM ending March 31, 2006 increased to 68.8% from 65.8% during the prior 12 month period.

ADR
---

Based on the property's STAR report, the ADR for the competitive set for the TTM ending March 31, 2006 increased to $141.15 from $132.80 during the prior 12 month period.

REV PAR
-------

Based on the property's STAR report, the RevPar for the competitive set for the
TTM ending March 31, 2006 increased to $97.06 from $87.33 during the prior 12 month period.

PROPERTY MANAGEMENT. The property is managed by Dawson Management Group, Inc., which is an affiliate of the borrower and has been operating at the property since 1976.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Scottsdale Plaza Resort appraisal dated April 24, 2006.

                                    58 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                             SCOTTSDALE PLAZA RESORT
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF SCOTTSDALE PLAZA RESORT OMITTED]

                                    59 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    THOMSON CONSUMER ELECTRONICS HEADQUARTERS
--------------------------------------------------------------------------------

         [3 PHOTOS OF THOMSON CONSUMER ELECTRONICS HEADQUARTERS OMITTED]

                                    60 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    THOMSON CONSUMER ELECTRONICS HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $50,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $50,000,000
% OF POOL BY IPB:                       2.4%
LOAN SELLER:                            CIBC Inc.
BORROWER(1):                            Carmel Indy Properties, LLC
SPONSOR:                                Peyman Daneshrad
ORIGINATION DATE:                       09/13/05
INTEREST RATE:                          5.3800%
INTEREST-ONLY PERIOD:                   24 months
MATURITY DATE:                          10/01/15
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(84),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Soft
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL                       MONTHLY
                                   ---------------------------------------------
TAXES(2):                                        $0                          $0
INSURANCE(2):                                    $0                          $0
DEFERRED MAINTENANCE:                        $6,250                          $0
CAPEX:                                       $9,514                      $9,514
TI/LC(3):                                $1,000,000                          $0
LETTER OF CREDIT(4):                    $16,650,000                          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- Suburban
SQUARE FOOTAGE:                         570,856
LOCATION:                               Indianapolis, IN
YEAR BUILT/RENOVATED:                   1994
OCCUPANCY:                              100%
OCCUPANCY DATE:                         06/01/06
NUMBER OF TENANTS:                      1
UW REVENUES:                            $5,211,037
UW EXPENSES:                            $156,331
UW NOI:                                 $5,054,706
UW NET CASH FLOW:                       $4,207,476
APPRAISED VALUE:                        $69,000,000
APPRAISAL DATE:                         06/07/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $88
CUT-OFF DATE LTV:                       72.5%
MATURITY DATE LTV:                      63.3%
UW DSCR:                                1.25x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                             SIGNIFICANT TENANTS
-----------------------------------------------------------------------------------------------------
                                                                                           LEASE
                                       MOODY'S/     SQUARE       % OF      BASE RENT     EXPIRATION
TENANT NAME                            FITCH(5)      FEET        GLA          PSF           YEAR
-----------------------------------------------------------------------------------------------------

THOMSON CONSUMER ELECTRONICS, INC.
 (10330 NORTH MERIDIAN STREET)         Baa2/BBB     246,481     43.2%       $10.81          2012
THOMSON CONSUMER ELECTRONICS, INC.
 (101 WEST 103RD STREET)               Baa2/BBB     324,375     56.8%        $8.90          2012
-----------------------------------------------------------------------------------------------------

(1)   Subsequent to origination, the entity listed in the "Borrower" field transferred its ownership interest in the property to 33 additional tenants-in-common.

(2)   The borrower is not required to escrow for property taxes and insurance provided that the Thomson Consumer Electronics, Inc. leases are in effect and Thomson S.A., the lease guarantor, maintains a minimum credit rating of "BBB+" by S&P or Fitch or "Baa1" by Moody's.

(3)   At origination, the borrower deposited $1,000,000 into the TI/LC reserve.
      In lieu of ongoing TI/LC reserves, a cash flow sweep will be implemented
      30 months prior to the expiration of Thomson Consumer Electronics, Inc.
      ("Thomson") primary lease term (March 14, 2012). Over the course of the first 12 months of the cash flow sweep, all excess cash flow will be swept until the reserve balance equals $1,800,000 (inclusive of the initial
      $1,000,000 deposit). If 18 months prior to the lease expiration Thomson has not exercised its first five-year renewal option under its leases, the cash flow sweep will continue over the last 18 months of the tenant's lease term until such time that the reserve balance totals $4,500,000. If
      Thomson exercises its first five-year renewal option under its leases or the entire property is leased to one or more replacement tenants acceptable to lender under replacement leases meeting the requirements set forth in the related mortgage, all swept funds will be remitted to the borrower.

(4)   As additional security for Thomson's leases, the tenant deposited with the borrower, who subsequently assigned to the lender two letters of credit totaling $16,650,000. If Thomson S.A. achieves an unsecured long-term debt rating of not less than A- from S&P for a period of not less than 6 consecutive months, then the letters of credit shall be returned to the tenant; however, if Thomson S.A.'s unsecured long-term debt rating is subsequently downgraded below A- (or its equivalent) or withdrawn by any nationally recognized rating agency, then the tenant shall be required to provide replacement letters of credit.

(5)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    61 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    THOMSON CONSUMER ELECTRONICS HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Thomson Consumer Electronics Headquarters mortgage loan is secured by a first lien mortgage in a fee interest in two Class A office buildings totaling 570,856 square feet located in Indianapolis, Indiana.

THE BORROWER. The borrower is comprised of 34 tenants-in-common, including
Carmel Indy Properties, LLC, a single asset entity 100% owned by Peyman
Daneshrad, the loan sponsor, Mr. Daneshrad has over 15 years of commercial real estate experience and currently has a real estate portfolio of 16 multifamily properties (approximately 2,650 units), an approximately 17,000 square foot retail property, and three office properties totaling approximately 315,751 square feet.

THE PROPERTY. Thomson Consumer Electronics Headquarters consists of a four-story, 246,841 square foot office building ("The North Building") and a three-story, 324,375 square foot office and research and development ("R&D")
building ("The South Building"), situated on a 24.96-acre land parcel located in
Indianapolis, Hamilton County, Indiana. Thomson Consumer Electronics, Inc.
("Thomson") leases 100% of the net rentable area at each building, which were built-to-suit for Thomson in 1994 and serves as their United States corporate headquarters as well as one of the Thomson's major worldwide engineering and R&D facilities. The tenant is subject to two coterminous 12-year leases expiring on
March 14, 2012 with two 5-year renewal options at a rental rate of 90% of the then prevailing market rent, though not less than the previous year's rent.

Thomson is a subsidiary of Thomson S.A., which guarantees Thomson's lease and is rated "Baa2" by Moody's and "BBB" by S&P. Thomson S.A. is a global provider of media and networking operations services and electronic products to the corporate and private sectors.

The North Building serves as Thomson's United States headquarters and houses corporate functions such as executive offices, sales, finance, accounting, data services and human resources. The building's first floor houses a 20,000 square foot data center, which is one of Thomson's three global information hubs serving the United States and parts of Europe and Asia.

The South Building consists of approximately 40% office and approximately 60%
R&D space. Products developed at the property include televisions, digital satellite set-top boxes, digital terrestrial set-top boxes, DSL gateways and modems, set-top boxes for IP networks, telephone handsets, cable modems, cable set-top boxes and satellite dishes.

THE MARKET(1). The property is located on the northwest corner of Meridian
Street and 103rd Street in Indianapolis, Hamilton County, Indiana. The property is accessible via Meridian Street, a four-lane, two-way thoroughfare that provides direct access to downtown Indianapolis and Interstate 465, which is located approximately one-half mile north of the property. Interstate 465 provides a direct route to Interstates 65, 69, 70, 74 and the Indianapolis
International Airport, which is located approximately 20 miles east of the property.

As of the fourth quarter of 2005, the Indianapolis office market contained an inventory of approximately 29.8 million square feet and exhibited a vacancy rate of 16.4% with average asking rents of $17.35 per square foot. The market vacancy rate and average asking rents are projected to improve to 11.8% and $19.32 per square foot, respectively, with positive net absorption of approximately 1.0 million square feet by 2010. The Indianapolis Class A office inventory contained approximately 13.7 million square feet with a vacancy rate of 14.0% and average asking rents of $20.13 per square foot.

The property is located in the North/Carmel submarket, which, as of the fourth quarter of 2005, had an inventory of approximately 6.7 million square feet. The submarket vacancy rate was 16.4% with average asking rents of $17.75 per square foot. The submarket vacancy rate and average asking rents are projected to improve to 11.8% and $19.80 per square foot by 2010, respectively. The
North/Carmel submarket contained approximately 3.6 million square feet of Class
A office space with a submarket vacancy rate 13.5% and average asking rents of
$19.85 per square foot.

As of year-end 2005, the population within a 1-, 3- and 5-mile radius of the property was 5,107, 53,031 and 154,544, respectively. The median household income within the same radii was $81,297, $78,484 and $80,911, respectively.

PROPERTY MANAGEMENT. The property is managed by ExchangePoint Property
Management, LLC, an affiliate of Carmel Indy Properties, LLC.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Thomson Consumer Electronics
      Headquarters appraisal dated June 7, 2005 and REIS report as of the fourth quarter of 2005.

                                    62 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                    THOMSON CONSUMER ELECTRONICS HEADQUARTERS
--------------------------------------------------------------------------------

 [MAP INDICATING LOCATION OF THOMSON CONSUMER ELECTRONICS HEADQUARTERS OMITTED]

                                    63 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                MARINA WATERSIDE
--------------------------------------------------------------------------------

                     [3 PHOTOS OF MARINA WATERSIDE OMITTED]

                                    64 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                MARINA WATERSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $43,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $43,000,000
% OF POOL BY IPB:                       2.0%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Marina Waterside, LLC
SPONSOR:                                Rick J. Caruso
ORIGINATION DATE:                       05/18/06
INTEREST RATE:                          6.2455%
INTEREST-ONLY PERIOD:                   60 months
MATURITY DATE:                          06/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Cash Management Agreement
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                        Initial                      Monthly
                                   ---------------------------------------------
TAXES:                                     $0                            $0
INSURANCE:                                 $0                            $0
CAPEX:                                     $0                            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Leasehold
PROPERTY TYPE:                          Retail -- Anchored
SQUARE FOOTAGE:                         132,652
LOCATION:                               Marina Del Rey, CA
YEAR BUILT/RENOVATED:                   1967/2005
OCCUPANCY:                              97.1%
OCCUPANCY DATE:                         02/28/06
NUMBER OF TENANTS:                      34
HISTORICAL NOI:
  2004:                                 $2,606,713
  2005:                                 $2,798,477
AVERAGE IN-LINE SALES/SF(1):            $429
OCCUPANCY COST(1):                      9.9%
UW REVENUES:                            $6,135,748
UW EXPENSES:                            $2,417,746
UW NOI:                                 $3,718,002(2)
UW NET CASH FLOW:                       $3,656,982
APPRAISED VALUE:                        $55,000,000
APPRAISAL DATE:                         01/29/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $324
CUT-OFF DATE LTV:                       78.2%
MATURITY DATE LTV:                      73.4%
UW DSCR:                                1.15x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                              RATINGS
TENANT NAME               MOODY'S/FITCH(3)   TOTAL SF    % OF TOTAL SF     BASE RENT PSF   2005 SALES PSF   LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

RALPH'S GROCERY CO.           Baa2/BBB         35,983            27.1%      $12.51                                2024
WEST MARINE PRODUCTS                           16,992            12.8%      $28.35         $268                   2007
PIER 1 IMPORTS                 NR/B-            9,800             7.4%      $35.26         $200                   2007
-----------------------------------------------------------------------------------------------------------------------------

(1)   For in-line tenants that reported sales.

(2)   Increase in UW NOI from 2005 can be primarily attributed to the Ralph's
      Grocery Co. lease being underwritten to include the average of rent escalations through the term of the loan, the execution of new leases and renovations during 2004 and 2005.

(3)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    65 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                MARINA WATERSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOAN. The Marina Waterside mortgage loan is secured by a first lien mortgage in a leasehold interest in a four-building, single-story grocery anchored shopping center containing approximately 132,652 square feet of gross leaseable area located in Marina Del Ray, California. The ground lease with the City of
Los Angeles expires on January 31, 2063.

THE BORROWER. The borrower is Marina Waterside, LLC, a single purpose entity owned by Rick J. Caruso (51%), Christina Caruso Irrevocable Trust (16.67%), Marc
Caruso Irrevocable Trust (16.67%) and Rick & Tina Caruso Trust (15.67%). The
sponsor is USA Affiliated Holdings, LLC, which reports a $17.6 million net worth and $16.2 million liquidity as December 31, 2005. The sponsor is 99% owned by
USA Investments, Inc., which is controlled by Rick J. Caruso.

Rick J. Caruso is the CEO of Caruso Affiliated Holdings, a national diversified real estate company that he founded in 1980. The firm specializes in real estate investments, acquisitions, development and management of commercial real estate with an ownership portfolio of more than 35 commercial and retail properties throughout the United States with a focus on Southern California.

THE PROPERTY. Marina Waterside is a grocery-anchored shopping center consisting of four single-story buildings containing approximately 132,652 square feet. The center was built in 1967 and has been renovated several times, the latest being a complete renovation of the in-line center in 2005 at a cost of approximately
$15.5 million. The property is approximately 97.1% occupied by 34 tenants.
Average in-line sales in 2005 were $440 per square foot, with average in-line rental rates of $30.42 per square foot on a triple-net basis.

The center is anchored by Ralph's Grocery Co. ("Ralph's"), a unit of Kroger (S&P rated BBB-), which acquired Ralph's parent company, Fred Meyer, in 1999. The center includes several nationally recognizable in-line tenants, including Bank of America (AA- rated), California Pizza Kitchen, Pier 1 Imports (BB rated),
United States Post Office (AAA rated), Cold Stone Creamery and Starbucks.

Ralph's operates approximately 325 locations, mostly in Southern California, where it is one of the top food retailers. Ralph's offers a line of private-label products and has converted some smaller stores in affluent neighborhoods to gourmet markets operating under the Ralph's Fresh Fare banner, featuring organic foods, prime beef and wines. The subject store was recently renovated and expanded from 28,000 to approximately 36,000 square feet at a cost of approximately $7.5 million, and has been relabeled as a Ralph's Fresh Fare.

THE MARKET(1). Marina Waterside is located within the western portion of Los
Angeles County, in the area of Marina del Rey. Marina del Rey is a coastal community situated approximately 12 miles southwest of downtown Los Angeles and approximately 2 miles north of Los Angeles International Airport. The area is served by several freeways, including the Marina Freeway (State 90) and San
Diego Freeway (Intrastate 405), which provide access to the greater Los Angeles area.

As of year end 2004, the population within a 1-, 3-, and 5-mile radius of the property was 14,102, 185,678 and 474,931, respectively. Average household income within the same radii was $98,802, $85,653 and $77,933, respectively. The average rental rate in the market ranges from approximately $36-$50 per square foot on a triple-net basis for stores under 15,000 square feet.

PROPERTY MANAGEMENT. The property is managed by Caruso Management Company, an affiliate of the borrower.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE     % OF                                CUMULATIVE    CUMULATIVE   CUMULATIVE     CUMULATIVE
                OF LEASES     FEET      GLA     BASE RENT     % OF BASE     SQUARE FEET    % OF GLA    BASE RENT    % OF BASE RENT
YEAR            EXPIRING    EXPIRING  EXPIRING   EXPIRING   RENT EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT            NAP         3,798      2.9%          NAP       NAP           3,798         2.9%             NAP        NAP
2006 & MTM          1         1,200      0.9       $44,436       1.1%          4,998         3.8%         $44,436        1.1%
2007               11        46,500     35.1     1,411,813      36.0          51,498        38.8%      $1,456,249       37.1%
2008                3         4,540      3.4       189,313       4.8          56,038        42.2%      $1,645,562       42.0%
2009                1         2,000      1.5        71,620       1.8          58,038        43.8%      $1,717,182       43.8%
2010                3         7,145      5.4       229,445       5.9          65,183        49.1%      $1,946,628       49.7%
2011                0             0      0.0             0       0.0          65,183        49.1%      $1,946,628       49.7%
2012                3         7,233      5.5       312,530       8.0          72,416        54.6%      $2,259,158       57.6%
2013                0             0      0.0             0       0.0          72,416        54.6%      $2,259,158       57.6%
2014                1         1,700      1.3        92,939       2.4          74,116        55.9%      $2,352,097       60.0%
2015               10        22,553     17.0     1,117,960      28.5          96,669        72.9%      $3,470,057       88.5%
2016                0             0      0.0             0       0.0          96,669        72.9%      $3,470,057       88.5%
AFTER               1        35,983     27.1       450,147      11.5         132,652       100.0%      $3,920,204      100.0%
------------------------------------------------------------------------------------------------------------------------------------
                   34       132,652    100.0%   $3,920,204     100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain information was obtained from the Marina Waterside appraisal dated
      February 21, 2006.

                                    66 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                MARINA WATERSIDE
--------------------------------------------------------------------------------

                     [SITE PLAN OF MARINA WATERSIDE OMITTED]

                                    67 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                MARINA WATERSIDE
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF MARINA WATERSIDE OMITTED]

                                    68 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    69 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                PULLIAM PORTFOLIO
--------------------------------------------------------------------------------

                     [3 PHOTOS OF PULLIAM PORTFOLIO OMITTED]

                                    70 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                PULLIAM PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $40,838,750
CUT-OFF DATE PRINCIPAL BALANCE:         $40,601,694
% OF POOL BY IPB:                       1.9%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Various
SPONSOR:                                Royce G. Pulliam
ORIGINATION DATE:                       12/30/05
INTEREST RATE:                          5.9400%
INTEREST-ONLY PERIOD:                   N/A
MATURITY DATE:                          01/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION(1):               324
REMAINING AMORTIZATION(1):              319
CALL PROTECTION:                        L(24),Def(87),O(4)
CROSS-COLLATERALIZATION:                Yes
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                        INITIAL                       MONTHLY
                                   ---------------------------------------------
TAXES:                                      $60,883                    $20,490
INSURANCE:                                  $78,450                         $0
CAPEX:                                           $0                         $0
ENVIRONMENTAL:                              $12,500                         $0
OTHER(4):                                $1,500,000                         $0
HOLDBACK(5):                             $3,500,000                         $0
LOC(6):                                    $224,995                         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio / Roll-up
TITLE:                                  Fee
PROPERTY TYPE:                          Retail / Mixed-use
SQUARE FOOTAGE:                         300,850
LOCATION:                               Various/Various
YEAR BUILT/RENOVATED:                   Various/Various
OCCUPANCY:                              99.5%
OCCUPANCY DATE:                         05/15/06
NUMBER OF TENANTS:                      19
HISTORICAL NOI:
  2004:                                 $1,497,043
  2005:                                 $2,455,754
UW REVENUES:                            $5,168,407
UW EXPENSES:                            $1,060,151
UW NOI(2):                              $4,108,256
UW NET CASH FLOW:                       $3,960,682
APPRAISED VALUE(3):                     $53,475,000
APPRAISAL DATE:                         Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $135
CUT-OFF DATE LTV(3):                    75.9%
MATURITY DATE LTV(3):                   62.4%
UW DSCR:                                1.32x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY

                                                                                                       LEASE
                        RATINGS                        % OF         BASE RENT                        EXPIRATION
 TENANT NAME       MOODY'S/ FITCH(7)     TOTAL SF    TOTAL SF          PSF           SALES PSF          YEAR
-------------------------------------------------------------------------------------------------------------------

GOLD'S GYM                                141,224       46.9%    $12.50 -- $16.50       N/A       2019, 2022, 2024
CIRCUIT CITY                               54,357       18.1%         $6.42                             2008
GOLD'S GYM                                 43,478       14.5%         $15.87            N/A             2025
-------------------------------------------------------------------------------------------------------------------

(1)   Does not include Brookhaven Shopping Center, which amortizes on a 360 month basis with 355 months of amoritization remaining.

(2)   The increase from 2005 NOI to UW NOI is primarily attributable to the
      Wellington property, which was constructed in 2005 and is currently 100.0%
      leased.

(3)   Includes the "as-stabilized" appraisal value for Brookhaven Shopping
      Center dated January 1, 2007. The "as is" appraised value is $51,425,000 with a cut-off date LTV of 79.0% and maturity date LTV of 64.9%.

(4)   The occupancy escrow for the Wellington Gold's Gym property will be released when Roeding Group and Capstone Realty, two of the property's office tenants, are in occupancy and paying rent, along with an executed
      Rite Aid lease at the Brookhaven property.

(5)   Rite-Aid holdback to be released upon completion of Rite Aid space, execution of a lease and the tenant taking occupancy and paying rent.

(6)   Letter of credit in lieu of monthly CapEx, TI/LC and Insurance reserves.

(7)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    71 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                PULLIAM PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PORTFOLIO SUMMARY

                                                                                                LEAD
                                                                                               TENANT
                                                  YEAR    SQUARE    OCCUPANCY                   % OF     ALLOCATED
        PROPERTY NAME              LOCATION      BUILT     FEET         %       LEAD TENANT     GLA     LOAN AMOUNT
---------------------------------------------------------------------------------------------------------------------

BROOKHAVEN SHOPPING CENTER      Lexington, KY     1968     76,007      100.0%   Circuit City   71.5%    $11,662,329
EDGE O LAKE SHOPPING CENTER     Antioch, TN       2002     47,615       96.6     Gold's Gym    68.7%      6,633,879
PALUMBO DRIVE -- GOLD'S GYM     Lexington, KY     2004     61,350      100.0     Gold's Gym    97.8%      7,155,645
PRESTON HIGHWAY -- GOLD'S GYM   Louisville, KY    1972     50,400      100.0     Gold's Gym    96.2%      6,261,189
WELLINGTON GOLD'S GYM           Lexington, KY     2005     65,478      100.0     Gold's Gym    66.4%      8,888,652
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    300,850       99.5%                           $40,601,694
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LOANS. The Pulliam Portfolio consists of 5 cross-collateralized and cross-defaulted mortgage loans secured by a first lien mortgage in a fee interest in 5 retail centers (and a small office component) consisting of approximately 300,850 square feet located in Lexington, Kentucky, Louisville,
Kentucky and Antioch, Tennessee.

THE BORROWER. Each borrower is a special purpose entity. The borrowers are controlled by Mr. Royce G. Pulliam, the managing member and non-recourse carve-out guarantor. Mr. Pulliam began his career in the fitness business in
1994, developing a World Gym in Lexington, Kentucky. In 2000, Mr. Pulliam
entered into a franchise agreement with Gold's Gym, converting several World Gym locations to the Gold's Gym brand. Mr. Pulliam's current portfolio consists of
15 gyms through Global Fitness Holdings.

THE PROPERTIES. The Pulliam Portfolio consists of four anchored retail properties and one mixed use property located in Kentucky and Tennessee, four of which are anchored by Gold's Gym.

The Brookhaven property is located in Lexington, Kentucky and situated on 8.29 acres of land approximately three miles northwest of downtown Lexington and on
Lexington's main retail corridor. The property consists of a single-story multi-tenant retail building that is currently 100% occupied by three tenants totaling approximately 76,007 square feet. There is currently a Rite-Aid in final lease negotiations which when completed will add an additional 14,567 of space to the collateral. A $3.5 million escrow was established at origination to be released upon Rite-Aid taking occupancy, opening for business and paying rent.

The Edge O Lake property, which was constructed in 2004, is located in Antioch,
Tennessee, a southeast suburb of Nashville. The property consists of a single-story building occupied by a Gold's Gym and an adjacent single-story multi-tenant retail center that is currently 96.6% occupied by five tenants totaling approximately 47,615 square feet.

The Palumbo Drive property, which was constructed in 2004, is located in
Lexington, Kentucky and situated on 4.75 acres of land approximately four miles northeast of downtown Lexington. The property consists of a two-story single tenant retail building that is currently 100% occupied by a Gold's Gym and The
Tan Co., totaling approximately 61,350 square feet. Within one mile of the property is a planned development that is expected to house in excess of 3 million square feet of retail space, 2 million square feet of office space, and
4,000 single family homes.

The Preston Highway property, which was constructed in 1972, is located in
Louisville, Kentucky and situated on 4.78 acres of land approximately seven miles south of downtown Louisville. The property consists of a single-story retail building that is currently 100% occupied by Gold's Gym (48,500 square feet) and Synergy Chiropractic (1,900 square feet). The property is in close proximity to three interstate highways connecting Louisville and the surrounding communities.

The Wellington Gold's Gym property, which was constructed in 2005, is located in
Lexington, Kentucky and situated on 3.16 acres of land approximately six miles northwest of downtown Lexington. The property includes a retail property that is
100% occupied by a Gold's Gym and a multi-tenant office building.
--------------------------------------------------------------------------------

                                    72 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                PULLIAM PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MARKETS(1).

The Lexington, Kentucky area retail market is comprised of approximately 10 million square feet of retail space. The average market retail rental rate for local tenant space ranges from $12.00 to $25.00 per square foot. Anchor tenants asking rental rates range between $6.00 and $13.00 per square foot. The three
Lexington properties have a primary trade area of approximately five miles, with a population of more than 227,562 and an average household income level of
$60,131. The market vacancy rate is approximately 5.4% as of the second quarter of 2005.

The Antioch, Tennessee retail submarket is southeast of the Nashville central business district and consists of approximately 2.19 million square feet of space (approximately 10% of the Nashville retail market), with an additional
12,600 square feet of new retail space under construction. As of the end of the third quarter of 2005, average asking rental rates were $10.82 per square foot with a 12.97% vacancy rate.

The Louisville, Kentucky south/southwest submarket consists of approximately 3.3 million square feet of retail space with an additional 35,000 square feet of new space under construction. Average asking rental rates are $11.46 per square foot with an 8.6% vacancy rate.

PROPERTY MANAGEMENT. The Pulliam Portfolio will be self-managed by Mr. Royce G.
Pulliam, an experienced Gold's Gym operator and property manager.
--------------------------------------------------------------------------------

(1)   Certain information was obtained from the Brookhaven Shopping Center, Edge
      O Lake Shopping Center, Palumbo Drive -- Gold's Gym, Preston Highway --
      Gold's Gym and Wellington Gold's Gym appraisals dated January 1, 2007,
      November 6, 2005, November 29, 2005, November 24, 2005, and April 1, 2006,
      respectively.

-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                                                                        CUMULATIVE
              NUMBER     SQUARE                                           SQUARE    CUMULATIVE  CUMULATIVE     CUMULATIVE %
             OF LEASES    FEET    % OF GLA  BASE RENT    % OF BASE         FEET      % OF GLA    BASE RENT    OF BASE RENT
YEAR         EXPIRING   EXPIRING   EXPIRING  EXPIRING   RENT EXPIRING    EXPIRING    EXPIRING    EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

VACANT           NAP       5,835      1.9%          NAP       NAP           5,835        1.9%           NAP         NAP
2005 & MTM         0           0      0.0            $0       0.0%          5,835        1.9%            $0         0.0%
2006               2      15,835      5.3       189,077       4.6          21,670        7.2%      $189,077         4.6%
2007               3      65,882     21.9       591,964      14.5          87,552       29.1%      $781,041        19.1%
2008               1           0      0.0             0       0.0          87,552       29.1%      $781,041        19.1%
2009               2       1,900      0.6        36,000       0.9          89,452       29.7%      $817,041        20.0%
2010               1       2,140      0.7        42,805       1.0          91,592       30.4%      $859,845        21.0%
2011               0           0      0.0             0       0.0          91,592       30.4%      $859,845        21.0%
2012               0           0      0.0             0       0.0          91,592       30.4%      $859,845        21.0%
2013               0           0      0.0             0       0.0          91,592       30.4%      $859,845        21.0%
2014               0           0      0.0             0       0.0          91,592       30.4%      $859,845        21.0%
2015               1       5,108      1.7       102,170       2.5          96,701       32.1%      $962,015        23.5%
AFTER              9     204,149     67.9     3,131,525      76.5         300,850      100.0%    $4,093,540       100.0%
-----------------------------------------------------------------------------------------------------------------------------
                  19     300,850    100.0%   $4,093,540     100.0%
-----------------------------------------------------------------------------------------------------------------------------

                                    73 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                                PULLIAM PORTFOLIO
--------------------------------------------------------------------------------

            [2 MAPS INDICATING LOCATION OF PULLIAM PORTFOLIO OMITTED]

                                    74 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    75 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                           US BANK CENTER -- ST. PAUL
--------------------------------------------------------------------------------

                 [2 PHOTOS OF US BANK CENTER - ST. PAUL OMITTED]

         [MAP INDICATING LOCATION OF US BANK CENTER - ST. PAUL OMITTED]

                                    76 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                           US BANK CENTER -- ST. PAUL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $40,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $40,000,000
% OF POOL BY IPB:                       1.9%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Griffin Capital (St. Paul) Investors,
                                        LLC. et al
SPONSOR:                                Kevin A. Shields, et al.
ORIGINATION DATE:                       04/25/06
INTEREST RATE:                          5.6930%
INTEREST-ONLY PERIOD:                   36 months
MATURITY DATE:                          05/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE(1):                Permitted Mezzanine Debt
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL                       MONTHLY
                                   ---------------------------------------------
TAXES:                                      $69,151                     $69,151
INSURANCE:                                  $47,185                      $5,243
CAPEX:                                           $0                      $9,000
ENGINEERING:                                $62,500                          $0
TI/LC(2):                                $1,000,000                          $0
LOC(3):                                  $1,300,000                          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         362,031
LOCATION:                               St. Paul, MN
YEAR BUILT/RENOVATED:                   1943/1995
OCCUPANCY:                              87.6%
OCCUPANCY DATE:                         04/30/06
NUMBER OF TENANTS:                      40
HISTORICAL NOI:
  2004:                                 $4,033,981
  2005:                                 $3,900,641
UW REVENUES:                            $7,567,847
UW EXPENSES:                            $3,745,022
UW NOI:                                 $3,822,825
UW NET CASH FLOW:                       $3,330,433
APPRAISED VALUE:                        $53,400,000
APPRAISAL DATE:                         01/26/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $110
CUT-OFF DATE LTV:                       74.9%
MATURITY DATE LTV:                      67.3%
UW DSCR:                                1.20x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                     RATINGS                      % OF     BASE RENT
         TENANT NAME             MOODY'S/ FITCH(4)   TOTAL SF   TOTAL SF      PSF       SALES PSF   LEASE EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------------

US BANK                              Aa2/A+           127,744      35.3%       $9.82                        2018
ECMC                                                   94,505      26.1%      $11.87                        2009
TCF NATIONAL BANK OF MINNESOTA       A2/A--            18,051       5.0%      $18.53                        2007
---------------------------------------------------------------------------------------------------------------------------

(1)   Mezzanine debt is permitted subject to, among other things, a combined LTV of no greater than 85% and a DSCR of no less than 1.07x.

(2)   $36,000 will be deposited into the TI/LC escrow account on a monthly basis, subject to the cap of $1,000,000.

(3)   Deposited as additional collateral at origination.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    77 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                     PREFERRED FREEZER SERVICES HEADQUARTERS
--------------------------------------------------------------------------------

          [2 PHOTOS OF PREFERRED FREEZER SERVICES HEADQUARTERS OMITTED]

  [MAP INDICATING LOCATION OF PREFERRED FREEZER SERVICES HEADQUARTERS OMITTED]

                                    78 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                     PREFERRED FREEZER SERVICES HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $37,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $37,000,000
% OF POOL BY IPB:                       1.7%
LOAN SELLER:                            CIBC Inc.
BORROWER:                               Avenue P Venture, LLC and Brody
                                        Newark, LLC
SPONSOR:                                Sherwin N. Jarol
ORIGINATION DATE:                       02/17/06
INTEREST RATE:                          5.8100%
INTEREST-ONLY PERIOD:                   60 Months
MATURITY DATE:                          03/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360
REMAINING AMORTIZATION:                 360
CALL PROTECTION:                        L(24),Def(89),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Soft
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL                        MONTHLY
                                   ---------------------------------------------
TAXES(1):                                  $0.00                          $0.00
INSURANCE(1):                              $0.00                          $0.00
CAPEX:(2)                                  $0.00                          $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Industrial -- Warehouse/Distribution
SQUARE FOOTAGE:                         201,239
LOCATION:                               Newark, NJ
YEAR BUILT/RENOVATED:                   2005
OCCUPANCY:                              100%
OCCUPANCY DATE:                         02/17/06
NUMBER OF TENANTS:                      1
UW REVENUES:                            $3,321,551
UW EXPENSES:                            $66,431
UW NOI:                                 $3,255,120
UW NET CASH FLOW:                       $3,255,120
APPRAISED VALUE:                        $47,200,000
APPRAISAL DATE:                         01/09/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $184
CUT-OFF DATE LTV:                       78.4%
MATURITY DATE LTV:                      73.2%
UW DSCR:                                1.25x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS

                                                                                           LEASE
                                             MOODY'S/   SQUARE               BASE RENT   EXPIRATION
TENANT NAME                                   FITCH      FEET     % OF GLA      PSF         YEAR
-----------------------------------------------------------------------------------------------------

PREFERRED FREEZER SERVICES OF NEWARK, LLC               201,239    100.0%     $16.40        2031
-----------------------------------------------------------------------------------------------------

(1)   Reserves for taxes and insurance will not be collected so long as the tenant continues to pay taxes and insurance directly and no event of default exists under the loan documents.

(2)   Borrower is obligated to make monthly payments of $1,677.00 upon the (i)
      expiration of the lease; (ii) if borrower enters into a replacement lease which does not obligate the tenant to make repairs; or (iii) if borrower fails to perform or cause the tenant to perform all repairs required under the loan documents.

                                    79 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

--------------------------------------------------------------------------------
                            MARRIOTT -- WILLIAMSBURG
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                  [2 PHOTOS OF MARRIOTT - WILLIAMSBURG OMITTED]

          [MAP INDICATING LOCATION OF MARRIOTT - WILLIAMSBURG OMITTED]

                                    80 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                            MARRIOTT -- WILLIAMSBURG
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                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $36,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $36,000,000
% OF POOL BY IPB:                       1.7%
LOAN SELLER:                            CIBC Inc.
BORROWER:                               Columbia Properties Williamsburg,
                                        LLC
SPONSOR:                                Columbia Sussex Corporation
ORIGINATION DATE:                       05/24/06
INTEREST RATE:                          6.2700%
INTEREST ONLY PERIOD:                   N/A
MATURITY DATE:                          06/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 360 months
CALL PROTECTION:                        L(24),Def(91),O(5)
CROSS COLLATERALIZATION:                No
LOCK BOX:                               Springing
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

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                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS / RESERVES:                       INITIAL                      MONTHLY
                                   ---------------------------------------------
TAXES:                                    $60,754                      $14,960
INSURANCE:                                $25,512                      $0
FF&E(1):                                  $43,000                      $43,000
SEASONALITY RESERVE(2):                   $0                           $0
--------------------------------------------------------------------------------

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                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Hotel -- Full Service
ROOMS:                                  295
LOCATION:                               Williamsburg, VA
YEAR BUILT/RENOVATED:                   1979/2005
OCCUPANCY:                              56.1%
OCCUPANCY DATE:                         03/31/06
HISTORICAL NOI:
  2004:                                 $4,159,982
  2005:                                 $3,694,464
TTM AS OF 02/28/06:                     $3,653,290
UW REVENUES:                            $13,610,663
UW EXPENSES:                            $9,073,721
UW NOI:                                 $4,536,942
UW NET CASH FLOW:                       $3,992,515
APPRAISED VALUE:                        $48,000,000
APPRAISAL DATE:                         04/10/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                 $122,034
CUT-OFF DATE LTV:                       75.0%
MATURITY DATE LTV:                      64.1%
UW DSCR:                                1.50x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                           HOTEL OPERATING HISTORY

                               2004             2005          T-12 ENDING 02/28/06   UNDERWRITTEN
---------------------------------------------------------------------------------------------------

OCCUPANCY(3)                       64.5%            55.2%                     55.6%          58.0%
AVERAGE DAILY RATE (ADR)        $111.70          $115.66                   $115.38        $120.00
REVPAR                           $72.08           $63.81                    $64.12         $69.60
REVENUE                     $13,332,150      $12,534,039               $12,602,065    $13,610,663
EXPENSES                     $9,172,168       $8,839,575                $8,948,775     $9,073,721
NOI                          $4,159,982       $3,694,464                $3,653,290     $4,536,942
FF&E                                 $0               $0                        $0       $544,427
CASH FLOW                    $4,159,982       $3,694,464                $3,653,290     $3,992,515
OCCUPANCY PENETRATION             121.6%(4)        106.8%(5)                 113.5%           N/A
ADR PENETRATION                   104.4%(4)        104.9%(5)                 112.2%           N/A
REVPAR PENETRATION                127.0%(4)        121.0%(5)                 127.3%           N/A
---------------------------------------------------------------------------------------------------

(1)   At origination, the lender required the borrower to deposit 4.0% of total revenues into the FF&E reserve. Upon the occurrence of an event of default or a transfer of ownership, the borrower will be required to deposit 5% of total revenues into the FF&E reserve. At origination, Columbia Sussex
      Corporation guaranteed payment of all FF&E expenses.

(2)   In the event of either (i) an event of default or (ii) the sale of the property to (and assumption of the loan by) a buyer that is not a qualified transferee (as defined in the mortgage), the borrower shall be required to make deposits into the seasonality reserve each year, in periodic installments between April 1 and November 1, in an aggregate amount equal to the greater of (i) $1,000,000 or (ii) the sum of the monthly cash shortfall for each month during the four month period that ended on the last day of February of such calendar year.

(3)   Occupancy at the property decreased in 2005 as a result of an approximately $7.0 million renovation at the property, which resulted in
      33 rooms being taken off-line each month from August 2005 to February
      2006.

(4)   Based on data for the trailing twelve months ending March 31, 2004.

(5)   Based on data for the trailing twelve months ending March 31, 2005.

                                    81 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                           KAISER FOUNDATION BUILDING
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                [2 PHOTOS OF KAISER FOUNDATION BUILDING OMITTED]

        [MAP INDICATING LOCATION OF KAISER FOUNDATION BUILDING OMITTED]

                                    82 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                           KAISER FOUNDATION BUILDING
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                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $36,000,000
CUT-OFF DATE PRINCIPAL BALANCE:         $35,935,163
% OF POOL BY IPB:                       1.7%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Vet Plaza, LLC
SPONSOR:                                Derek K. Hunter, Jr., Edward D.
                                        Storm
ORIGINATION DATE:                       03/21/06
INTEREST RATE:                          6.0700%
INTEREST-ONLY PERIOD:                   N/A
MATURITY DATE:                          07/01/18
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 358 months
CALL PROTECTION:                        L(12),Grtr1%orYM(12),L(3),
                                        Def(111),O(7)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               Hard
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

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                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                         INITIAL                      MONTHLY
                                   ---------------------------------------------
TAXES:                                    $13,381                      $13,381
INSURANCE:                                $36,284                       $6,047
CAPEX:                                         $0                         $708
--------------------------------------------------------------------------------

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                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         62,500
LOCATION:                               Redwood City, CA
YEAR BUILT/RENOVATED:                   2001/2005
OCCUPANCY:                              100.0%
OCCUPANCY DATE:                         03/07/06
NUMBER OF TENANTS:                      1
HISTORICAL NOI:
  2004:                                 $2,651,709
  2005:                                 $3,281,916
UW REVENUES:                            $3,799,121
UW EXPENSES:                            $639,343
UW NOI:                                 $3,159,778
UW NET CASH FLOW:                       $3,150,403
APPRAISED VALUE:                        $48,400,000
APPRAISAL DATE:                         03/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $575
CUT-OFF DATE LTV:                       74.2%
MATURITY DATE LTV:                      59.6%
UW DSCR:                                1.21x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY

                                    RATINGS                     % OF
        TENANT NAME            MOODY'S/ FITCH(1)   TOTAL SF   TOTAL SF   BASE RENT PSF   SALES PSF   LEASE EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------------

KAISER FOUNDATION HOSPITALS          A3/NR          62,500      100%        $62.28                          2018
---------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    83 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                                 OKLAHOMA TOWER
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                        [PHOTO OF OKLAHOMA TOWER OMITTED]

              [MAP INDICATING LOCATION OF OKLAHOMA TOWER OMITTED]

                                    84 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

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                                 OKLAHOMA TOWER
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                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:             $32,750,000
CUT-OFF DATE PRINCIPAL BALANCE:         $32,688,804
% OF POOL BY IPB:                       1.5%
LOAN SELLER:                            JPMorgan Chase Bank, N.A.
BORROWER:                               Oklahoma Tower Realty Investors,
                                        LLC
SPONSOR:                                Roy T. Oliver, Mark L. Beffort
ORIGINATION DATE:                       03/31/06
INTEREST RATE:                          5.9050%
INTEREST-ONLY PERIOD:                   N/A
MATURITY DATE:                          04/01/16
AMORTIZATION TYPE:                      Balloon
ORIGINAL AMORTIZATION:                  360 months
REMAINING AMORTIZATION:                 358 months
CALL PROTECTION:                        L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:                No
LOCK BOX:                               No
ADDITIONAL DEBT:                        No
ADDITIONAL DEBT TYPE:                   N/A
LOAN PURPOSE:                           Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL                       MONTHLY
                                   ---------------------------------------------
TAXES:                                   $166,337                      $33,268
INSURANCE:                               $100,125                       $8,344
CAPEX:                                         $0                       $7,500
LOC(1):                                  $300,000                           $0
--------------------------------------------------------------------------------

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                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
TITLE:                                  Fee
PROPERTY TYPE:                          Office -- CBD
SQUARE FOOTAGE:                         565,414
LOCATION:                               Oklahoma City, OK
YEAR BUILT/RENOVATED:                   1982/1994
OCCUPANCY:                              76.4%
OCCUPANCY DATE:                         03/03/06
NUMBER OF TENANTS:                      59
HISTORICAL NOI:
  TTM AS OF 02/28/06:                   $4,166,418
UW REVENUES:                            $6,170,420
UW EXPENSES:                            $2,926,942
UW NOI:                                 $3,243,478
UW NET CASH FLOW:                       $2,847,269
APPRAISED VALUE:                        $41,800,000
APPRAISAL DATE:                         02/03/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                   $58
CUT-OFF DATE LTV:                       78.2%
MATURITY DATE LTV:                      66.3%
UW DSCR:                                1.22x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY

                                                                        LEASE
                    RATINGS                     % OF     BASE RENT   EXPIRATION
TENANT NAME     MOODY'S/FITCH(2)   TOTAL SF   TOTAL SF      PSF         YEAR
--------------------------------------------------------------------------------
US ATTORNEY         Aaa/AAA         72,500     12.8%      $14.50        2013
TEPPCO             Baa3/BBB-        37,190      6.6%      $12.50        2007
HALLIBURTON         Baa1/BBB        34,496      6.1%      $13.41        2010
--------------------------------------------------------------------------------

(1)   Letter of credit in lieu of monthly TI/LC payments.

(2)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    85 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    86 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    87 of 87

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.